================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-6663

                         SB Adjustable Rate Income Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         125 Broad Street, New York, NY                     10004
    ----------------------------------------              ----------
    (Address of principal executive offices)              (Zip code)

                             Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  May 31
Date of reporting period: May 31, 2004

================================================================================

ITEM 1.         REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

                                 SB ADJUSTABLE
                               RATE INCOME FUND

                        SMITH BARNEY CLASSES OF SHARES

               CLASSIC SERIES  |  ANNUAL REPORT  |  MAY 31, 2004



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Dave Torchia[PHOTO]           Theresa M. Veres[PHOTO]

    DAVID A. TORCHIA            THERESA M. VERES
    PORTFOLIO MANAGER           PORTFOLIO
                                MANAGER


       Classic Series
 [GRAPHIC]




 Annual Report . May 31, 2004

 SB ADJUSTABLE RATE INCOME FUND

    DAVID A. TORCHIA

    David A. Torchia has more than 19 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

    THERESA M. VERES

    Theresa M. Veres has more than 15 years of securities business experience. Ms. Veres holds a BS in Finance and Marketing from Drexel University.

    FUND OBJECTIVE

    The fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. Also, the fund invests up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  4
Historical Performance................................................  5
Schedule of Investments...............................................  6
Statement of Assets and Liabilities................................... 15
Statement of Operations............................................... 16
Statements of Changes in Net Assets................................... 17
Notes to Financial Statements......................................... 18
Financial Highlights.................................................. 25
Report of Independent Registered Public Accounting Firm............... 27
Additional Information................................................ 28
Tax Information....................................................... 31

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,
Volatility in the U.S. Treasury market and uncertainty over the Federal Reserve Bank's ("Fed") next interest rate move triggered volatility in the bond markets, pushing bond yields higher, particularly toward the end of the 12 months ended May 31, 2004. For example, bond markets got off to a relatively strong start in spring 2003, as the economy was still in a relatively sluggish state and interest rates were still declining. However, bond prices retreated through the early summer, following comments from the Fed about its monetary policy and data suggesting a recent pick-up in economic activity. At summer's close, the broader bond markets stabilized, and bonds traded in a relatively narrower range in the fall of 2003.

The last six months of the period were relatively more stable as the economy showed strong signs of a turnaround, with third quarter growth in gross domestic product/i/ ("GDP") coming in extremely strong at 8.2%. Nevertheless, despite the strength of the economy, the Fed continued to hold short-term rates steady at 1%. Yields began to rise again during the last two months of the period, buoyed by strong March and April job numbers and the Fed's increasingly more conservative stance toward inflation.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund's Salomon Brothers classes of shares. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 20, 2004


            1 SB Adjustable Rate Income Fund  | 2004 Annual Report

                               MANAGER OVERVIEW


Special Shareholder Notice
Effective April 29, 2004, Smith Barney Class L shares were renamed Smith Barney Class C shares.

On June 2, 2003 your fund changed its benchmark to the Citigroup 6-Month U.S. Treasury Bill Index/ii/ from the Merrill Lynch 1-3 Year Treasury Index/iii/ which returned 0.67% over the reporting period. The adjustment was made because Management believed the new benchmark more appropriately reflected the investment strategy used by the fund.

Market Overview
The performance of the bond market over the past year has been strongly linked to anticipated actions of the Federal Reserve and to changes in the economy. In June 2003, the Fed, concerned about deflation and looking to lift the economy, set their federal funds target rate at 1%; it's lowest level in 45 years. This move initially caused short-term rates to fall, but signs of stronger economic growth soon started to boost yields dramatically. Five-year Treasury yields rose more than 125 basis points, (a basis point is one one-hundredth (1/100 or 0.01) of one percent), from their mid-June lows to end-July highs, and ten-year yields reached their highs for the year. Volatility ensued in September when the Fed made it clear that it had little or no intention of raising rates for a "considerable period" due to soft growth and inflation levels that appeared to be fully in check. This caused five-year yields to fall nearly 65 basis points.

The next six months were relatively stable as the economy showed signs of a turnaround with a very strong third quarter GDP of 8.2%. Nevertheless, despite the strength of the economy, the Fed held fast to its 1% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs.

Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers combined with signs that the Fed might be moving toward a more hawkish stance on inflation led to another rise in Treasury yields, with ten-year yields rising over 100 basis points from their early March lows. By the end of May, the market had priced in a 25 basis point increase in the federal funds rate, anticipating that tightening will begin in June.

Performance Review
For the 12 months ended May 31, 2004, Class A shares of the SB Adjustable Rate Income Fund -- Smith Barney


                             PERFORMANCE SNAPSHOT
                              AS OF MAY 31, 2004
                           (excluding sales charges)

                                           6 Months 12 Months
Smith Barney Class A Shares                  0.71%    0.64%
Citigroup 6-Month U.S. Treasury Bill Index   0.51%    1.06%
Merrill Lynch 1-3 Year Treasury Index        0.51%    0.67%
Lipper Adjustable Rate Mortgage Funds
 Category Average                            0.61%    0.68%

  The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

  Smith Barney Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Smith Barney Class B shares returned 0.47%, Smith Barney Class C shares returned 0.48%, Smith Barney Class Y shares returned 0.91% over the six months ended May 31, 2004. Excluding sales charges, Smith Barney Class B shares returned 0.15%, Smith Barney Class C shares returned 0.17%, and Smith Barney Class Y shares returned 0.99% over the 12 months ended May 31, 2004.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended May 31, 2004, calculated among the 17 funds for the six-month period and among the 16 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

             2 SB Adjustable Rate Income Fund | 2004 Annual Report

Shares, excluding sales charges, returned 0.64%. These shares performed worse than the fund's unmanaged benchmark the Citigroup 6-Month U.S. Treasury Bill Index, which returned 1.06% for the same period. They performed in line with the fund's Lipper adjustable rate mortgage funds category average, which was 0.68% for the same period./iv/

Factors Influencing Fund Performance
The fund can be expected to perform its best in a stable to gradually rising interest rate environment. Thus, the effects of the summer's interest rate volatility and the sharp upward movement of rates in the last two months of the period hampered the fund's performance. The fund, as would be expected, had strong returns during the period between October and February while the bond market stabilized.

The fund maintains a minimum allocation of 80% to adjustable rate securities, which can be increased in order to suppress volatility and increase stability. As of the period's close, over 88% of assets were invested in adjustable rate securities. We remain active in our sector allocation among mortgages, asset-backed securities, Treasuries and Agencies, with overweights toward mortgage obligations and asset-backed securities. The fund's conservative characteristics, high credit quality and low duration provide a relatively less volatile investment vehicle compared to longer-term fixed rate securities in a rising interest rate environment.

Thank you for your investment in the SB Adjustable Rate Income Fund -- Smith Barney Shares. We appreciate your confidence in our stewardship of your assets and we value our relationship with you.

Sincerely,
                   /s/ David A. Torchia /s/ Theresa M. Veres
                   David A. Torchia     Theresa M. Veres
                   Vice President and   Vice President and
                   Investment Officer   Investment Officer

June 15, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of May 31, 2004 and are subject to change. Please refer to pages 6 through 14 for a list and percentage breakdown of the fund's holdings.

RISKS: Keep in mind, the fund is subject to fluctuations in share price as interest rates rise and fall. Adjustable rate securities are subject to additional risks such as prepayment risk. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/ii/The Citigroup 6-month U.S. Treasury Bill Index consists of one six-month
   United States Treasury bill whose return is tracked until its maturity. /iii/The Merrill Lynch 1-3 Year Treasury Index is a market capitalization-weighted index including all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.
/iv/Lipper, Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the 12-month period ended May 31, 2004, calculated among the 16 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

             3 SB Adjustable Rate Income Fund | 2004 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS/(1)+/ (UNAUDITED)


                                                 Without Sales Charges/(2)/
                                    ----------------------------------------------------
                                    Smith Barney Smith Barney  Smith Barney   Smith Barney
                                    Class A/(3)/   Class B    Class C/(3)(4)/   Class Y
------------------------------------------------------------------------------------------
Twelve Months Ended 5/31/04             0.64%        0.15%         0.17%          0.99%
----------------------------------------------------------------------------------------
Five Years Ended 5/31/04                4.07         3.45          3.55            N/A
----------------------------------------------------------------------------------------
Ten Years Ended 5/31/04                  N/A         4.40          4.47            N/A
----------------------------------------------------------------------------------------
Inception* through 5/31/04              4.59         4.20          4.24           1.57
----------------------------------------------------------------------------------------

                                                   With Sales Charges/(5)/
                                    ----------------------------------------------------
                                    Smith Barney Smith Barney  Smith Barney   Smith Barney
                                    Class A/(3)/   Class B    Class C/(3)(4)/   Class Y
------------------------------------------------------------------------------------------
Twelve Months Ended 5/31/04            (1.38)%      (4.77)%        0.17%          0.99%
----------------------------------------------------------------------------------------
Five Years Ended 5/31/04                3.65         3.28          3.55            N/A
----------------------------------------------------------------------------------------
Ten Years Ended 5/31/04                  N/A         4.40          4.47            N/A
----------------------------------------------------------------------------------------
Inception* through 5/31/04              4.29         4.20          4.24           1.57
----------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(1)+/ (UNAUDITED)

                                              Without Sales Charges/(2)/
------------------------------------------------------------------------
Smith Barney Class A (Inception* through
  5/31/04)/(3)/                                        37.62%
----------------------------------------------------------------------
Smith Barney Class B (5/31/94 through
  5/31/04)                                             53.83
----------------------------------------------------------------------
Smith Barney Class C (5/31/94 through
  5/31/04)/(3)(4)/                                     54.83
----------------------------------------------------------------------
Smith Barney Class Y (Inception* through
  5/31/04)                                              2.56
----------------------------------------------------------------------

(1)On April 4, 2003, Class A, B, L and Y shares were renamed as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L and Smith Barney Class Y shares, respectively.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Smith Barney Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Smith Barney Class B shares.
(3)On August 5, 2002, Class I and Class A shares were renamed as Class A and Class L shares, respectively.
(4)On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(5)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Smith Barney Class A shares reflect the deduction of the maximum initial sales charge of 2.00%; Smith Barney Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred.
 * Inception dates for Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.
 + All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

            4 SB Adjustable Rate Income Fund  | 2004 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Smith Barney Class C Shares* of the SB Adjustable Rate Income Fund vs. U.S. Government 1-Year Treasury Bill Index and Citigroup 6-Month U.S. Treasury Bill Index+
--------------------------------------------------------------------------------
                             May 1994 -- May 2004

                                    [CHART]

        SB Adjustable Rate Income Fund -      U.S. Government 1-Year      Citigroup 6-Month U.S.
          Smith Barney Class C Shares          Treasury Bill Index         Treasury Bill Index
5/1994             10,000                             10,000                      10,000
5/1995             10,639                             10,597                      10,542
5/1996             11,222                             11,155                      11,142
5/1997             11,818                             11,773                      11,742
5/1998             12,477                             12,399                      12,381
5/1999             13,007                             12,975                      12,995
5/2000             13,532                             13,690                      13,675
5/2001             14,580                             14,402                      14,504
5/2002             15,097                             14,732                      14,939
5/2003             15,456                             14,935                      15,177
5/2004             15,483                             15,093                      15,338


+Hypothetical illustration of $10,000 invested in Smith Barney Class C shares on May 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2004, compared to the U.S. Government 1-Year Treasury Bill Index and the Citigroup 6-Month U.S. Treasury Bill Index. The U.S. Government 1-Year Treasury Bill Index is comprised of U.S. Treasury Bills with a maturity of one year. The Citigroup 6-Month U.S. Treasury Bill Index consists of one six-month United States Treasury Bill whose return is tracked. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Smith Barney Class C shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

*On August 5, 2002, Class A shares were renamed as Class L shares. On April 4,
 2003, Class L shares were renamed as Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.

 All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

            5 SB Adjustable Rate Income Fund  |  2004 Annual Report

 SCHEDULE OF INVESTMENTS                                            MAY 31, 2004


    FACE
   AMOUNT                                                 SECURITY                                                    VALUE
--------------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE-RATE SECURITIES -- 88.2%
ASSET-BACKED SECURITIES -- 26.9%
$ 15,000,000 Advanta Business Card Master Trust, Series 2003-B, Class A, 1.450% due 12/22/08                     $    15,054,506
   2,189,934 Ameriquest Mortgage Securities Inc., Series 2001-1, Class A, 1.390% due 6/25/31                           2,193,704
             Amortizing Residential Collateral Trust:
  10,000,000  Series 2002-BC4, Class M1, 1.800% due 7/25/32                                                           10,035,184
   5,454,867  Series 2002-BC6, Class A2, 1.450% due 8/25/32                                                            5,468,683
   9,936,239  Series 2002-BC10, Class A3, 1.530% due 1/25/33                                                           9,969,322
   5,572,017 Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class A2, 1.450% due 6/15/33       5,589,248
             Bayview Financial Acquisition Trust:
   4,250,000  Series 2001-CA, Class A1, 1.470% due 8/25/36 (a)                                                         4,240,098
   6,805,821  Series 2001-DA, Class A, 1.480% due 11/25/31 (a)                                                         6,814,138
  12,500,000  Series 2002-BA, Class A2, 1.750% due 3/25/35 (a)                                                        12,506,918
   6,610,854  Series 2003-BA, Class M1, 2.600% due 4/25/33 (a)                                                         6,636,881
   8,016,833  Series 2003-E, Class A, 1.600% due 10/28/34                                                              8,027,988
             Bear Stearns Asset-Backed Securities Trust:
   9,454,255  Series 2003-1, Class A1, 1.600% due 11/25/42                                                             9,470,275
   4,136,824  Series 2003-2, Class A2, 1.550% due 3/25/43                                                              4,147,347
   8,074,807  Series 2003-SD3, Class A, 1.580% due 10/25/33                                                            8,122,235
             Business Loan Express, Class A:
     571,300  Series 1998-1, 3.000% due 1/15/25 (a)                                                                      561,302
   7,088,205  Series 2001-2A, 1.680% due 1/25/28 (a)                                                                   7,100,119
   3,808,582  Series 2002-1A, 1.650% due 7/25/28 (a)                                                                   3,808,781
  14,007,679  Series 2003-AA, 2.050% due 5/15/29 (a)                                                                  14,154,073
             CDC Mortgage Capital Trust:
     622,291  Series 2002-HE1, Class A, 1.410% due 1/25/33                                                               623,600
   4,292,520  Series 2002-HE3, Class A2, 1.640% due 12/27/32                                                           4,315,657
   3,900,000 Circuit City Credit Card Master Trust, Series 2003-2, Class A, 1.530% due 4/15/11                         3,922,778
   7,788,812 Countrywide Asset-Backed Certificates, Series 2002-6, Class AV1, 1.530% due 5/25/33                       7,811,516
   6,634,371 Credit Based Asset Servicing and Securitization, Series 2003-RP1, Class A, 1.650% due 3/25/33 (a)         6,657,384
   5,720,364 First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 1.560% due 8/25/32                         5,748,620
             First North American National Bank, Class A:
   4,500,000  Series 2002-A, 1.420% due 7/16/11                                                                        4,516,256
  15,200,000  Series 2003-A, 1.580% due 5/16/11                                                                       15,309,901
   8,015,623 Household Home Equity Loan Trust, Series 2002-4, Class A, 1.650% due 10/20/32                             8,042,241
   7,382,030 Indymac Home Equity Loan Asset-Backed Trust, Series 2001-B, Class AV, 1.350% due 4/25/31                  7,392,398
     506,812 Long Beach Asset Holdings Corp. NIM Trust, Series 2002-3, Class Note, 1.650% due 8/25/09 (a)                506,812
   4,741,862 Long Beach Mortgage Loan Trust, Series 2003-1, Class A2, 1.500% due 3/25/33                               4,753,906
  10,819,157 MASTR Asset-Backed Securities Trust, Series 2003-OPT1, Class A2, 1.520% due 12/25/32                     10,859,294
  10,500,000 Metris Secured Note Trust, Series 2001-3, Class A, 1.330% due 7/21/08                                    10,510,801
     755,679 Missouri Higher Education Loan Authority, Series 1997, Class P, 1.690% due 7/25/08                          755,679
             MMCA Auto Lease Trust:
   6,471,528  Series 2002-1, Class A4, 1.380% due 1/15/10                                                              6,421,515
  22,343,319  Series 2002-A, Class A3, 1.450% due 9/15/06 (a)                                                         22,205,132
             The Money Store Business Loan-Backed Certificates, Class A:
     846,645  Series 1997-1, 1.900% due 4/15/28                                                                          802,082
     508,989  Series 1997-2, 1.800% due 2/15/29                                                                          482,733
             The Money Store SBA Loan-Backed Adjustable Rate Certificates, Class A:
     202,440  Series 1996-2, 1.860% due 4/15/24                                                                          192,140
     416,189  Series 1997-1, 1.750% due 1/15/25                                                                          400,226

                      See Notes to Financial Statements.

             6 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


    FACE
   AMOUNT                                                SECURITY                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 26.9% (continued)
             Morgan Stanley Capital I Inc. Trust:
$ 10,750,000  Series 2003-HE1, Class A4, 1.600% due 5/25/33                                                    $    10,801,801
   8,136,888  Series 2003-NC2, Class A3, 1.530% due 2/25/33                                                          8,160,258
   8,101,370 New Century Home Equity Loan Trust, Series 2003-2, Class A2, 1.530% due 1/25/33                         8,123,874
             NovaStar Mortgage Funding Trust:
     615,195  Series 2000-2, Class A1, 1.380% due 1/25/31                                                              615,979
              Series 2003-1:
   6,415,981    Class A2, 1.490% due 5/25/33                                                                         6,439,098
  10,000,000    Class M1, 2.050% due 5/25/33                                                                        10,110,682
             Option One Mortgage Loan Trust, Series 2003-1:
  15,324,341  Class A2, 1.520% due 2/25/33                                                                          15,387,742
  10,000,000  Class M1, 2.000% due 2/25/33                                                                          10,129,087
             Renaissance Home Equity Loan Trust, Class A:
   9,585,791  Series 2003-1, 1.530% due 6/25/33                                                                      9,602,844
   7,043,131  Series 2003-2, 1.540% due 8/25/33                                                                      7,084,383
   8,234,269  Series 2003-3, 1.600% due 12/25/33                                                                     8,293,590
   5,000,000 Saxon Asset Securities Trust, Series 2003-1, Class M1, 1.800% due 6/25/33                               5,043,639
     530,054 Sequoia Mortgage Trust 2, Series 2, Class A1, 2.352% due 10/25/24                                         535,153
   6,030,241 Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 1.440% due 1/25/34        6,047,461
             Structured Asset Investment Loan Trust:
   2,155,099  Series 2003-BC1, Class A2, 1.440% due 1/25/33                                                          2,160,721
   2,316,727  Series 2003-BC2, Class A3, 1.450% due 4/25/33                                                          2,322,916
   7,721,318  Series 2003-BC9, Class 3A3, 1.450% due 8/25/33                                                         7,747,813
  11,154,000  Series 2003-BC10, Class 3A5, 1.580% due 10/25/33                                                      11,160,873
------------------------------------------------------------------------------------------------------------------------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost -- $384,240,883)                                                                                385,899,387
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.6%
   4,613,871 Bank of America Mortgage Securities, Inc., Series 2003-B, Class 1A1, 3.002% due 3/25/33                 4,634,966
   5,219,087 Bear Stearns ARM Trust, Series 2002-5, Class 1A, 3.873% due 6/25/32                                     5,252,202
   8,430,199 Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A3, 1.700% due 10/25/33              8,435,404
  18,000,000 Commercial Mortgage Pass-Through Certificates, Series 2002-FL7, Class A2, 1.450% due 11/15/14 (a)      18,014,456
             Countrywide Home Loans Mortgage Pass-Through Trust:
   7,599,855  Series 2002-26, Class A4, 1.600% due 12/25/17                                                          7,609,515
   2,029,092  Series 2003-1, Class 1A16, 1.600% due 3/25/33                                                          2,031,603
   7,720,519  Series 2003-15, Class 1A1, 1.600% due 6/25/18                                                          7,743,748
  10,589,701  Series 2003-20, Class 3A6, 1.550% due 7/25/18                                                         10,604,570
   8,546,685  Series 2003-37, Class 2A1, 4.348% due 9/25/33                                                          8,530,741
  12,835,859  Series 2003-HYB3, Class 7A1, 3.838% due 11/19/33                                                      12,650,493
   3,190,486 Credit Based Asset Servicing and Securitization, Series 2002-CB6, Class 2A1, 1.600% due 1/25/33         3,201,788
             Deutsche Mortgage Securities, Inc., Mortgage Loan Trust:
   1,828,805  Series 2002-1, Class A3, 1.500% due 1/25/33                                                            1,830,573
   4,081,000  Series 2004-4, Class 7AR2, 1.550% due 6/25/34                                                          4,081,000
   3,946,258 First Republic Mortgage Loan Trust, Series 2000-FRB1, Class A2, 3.853% due 6/25/30                      3,891,128
             GMAC Commercial Mortgage Asset Corp.:
   4,482,499  Series 2000-FLFA, Class B, 1.700% due 9/20/10 (a)                                                      4,490,178
   7,800,847  Series 2003-SNFA, Class A, 1.900% due 1/17/18 (a)                                                      7,800,847
   2,611,795 GS Mortgage Securities Corp., Series 2000-1A, Class A, 1.450% due 3/20/23 (a)                           2,616,267
     830,416 IFC SBA Loan Backed Adjustable Rate Certificates, Series 1997-1, Class A, 2.000% due 1/15/24 (a)          797,200
             IMPAC CMB Trust:
   2,731,593  Series 2001-4, Class M1, 2.250% due 12/25/31                                                           2,742,912

                      See Notes to Financial Statements.

             7 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


    FACE
   AMOUNT                                               SECURITY                                                VALUE
-----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.6% (continued)
$  3,161,022   Series 2003-3, Class M1, 1.950% due 3/25/33                                                 $     3,187,891
   2,806,770   Series 2003-8, Class 1A2, 1.600% due 10/25/33                                                     2,806,017
   2,753,847   Series 2003-9F, Class A1, 1.500% due 7/25/33                                                      2,756,570
  14,000,000   Series 2004-5, Class 1A1, 1.460% due 9/25/34                                                     14,000,000
   4,657,962  J.P. Morgan Commercial Mortgage Finance, Series 2000-FL1, Class C, 1.890% due 4/15/10 (a)          4,657,962
  11,667,470  MASTR Alternative Loans Trust, Series 2003-7, Class 7A1, 1.500% due 11/25/33                      11,691,373
   3,125,580  MASTR ARM Trust Corp., Series 2003-3, Class 3A1, 4.816% due 9/25/33                                3,143,732
   7,599,016  MASTR Asset Securitization Trust, Series 2002-NC1, Class A2, 1.540% due 10/25/32                   7,619,142
   3,724,385  Merit Securities Corp., Series 11PA, Class B1, 2.300% due 9/28/32 (a)                              3,703,914
              Merrill Lynch Mortgage Investors, Inc.:
   2,723,028   Series 2002-A3, Class 2A1, 4.290% due 9/25/32                                                     2,748,489
  13,297,486   Series 2003-A5, Class 2A3, 3.246% due 8/25/33                                                    13,292,848
              MLCC Mortgage Investors, Inc.:
     456,556   Series 1997-B, Class A, 1.380% due 3/16/26                                                          457,248
     191,787   Series 1999-A, Class A, 1.480% due 3/15/25                                                          192,564
  16,598,400   Series 2003-A, Class 2A2, 1.590% due 3/25/28                                                     16,722,696
              Residential Asset Securitization Trust:
   8,373,543   Series 2003-A3, Class A, 1.550% due 4/25/33                                                       8,385,908
   6,258,980   Series 2003-A5, Class A5, 1.600% due 6/25/33                                                      6,258,374
               Series 2003-A11:
   8,818,683     Class A2, 0.450% due 11/25/33                                                                   8,829,592
   6,417,170     Class A4, 2.300% due 11/25/33                                                                   6,429,521
   6,641,792  Residential Funding Mortgage Securities Trust, Series 2003-S10, Class A2, 1.500% due 6/25/33       6,645,757
     175,887  Ryland Mortgage Securities Corp., Series 1994-3, Class A2, 4.551% due 10/25/31                       176,229
   1,519,230  Saco I Inc., Series 2002-1, Class A, 1.550% due 9/25/32 (a)                                        1,519,184
   3,810,316  Sequoia Mortgage Trust, Series 2003-2, Class A1, 1.430% due 6/20/33                                3,813,337
              Structured ARM Loan Trust:
   7,442,283   Series 2004-1, Class 2A, 1.410% due 2/25/34                                                       7,434,875
   7,367,087   Series 2004-2, Class 1A1, 4.019% due 3/25/34                                                      7,586,512
              Structured Asset Mortgage Investments Trust:
               Series 2002-AR1:
   6,334,313     Class 1A, 3.674% due 3/25/32                                                                    6,405,202
  10,606,754     Class 2A, 3.101% due 3/25/32                                                                   10,711,905
   8,373,990   Series 2003-CL1, Class 1F2, 1.700% due 7/25/32                                                    8,399,268
              Structured Asset Securities Corp.:
   8,153,024   Series 2002-11A, Class 1A1, 2.715% due 6/25/32                                                    8,280,830
  18,460,365   Series 2002-16A, Class 1A1, 3.595% due 8/25/32                                                   19,055,178
  11,438,135   Series 2002-18A, Class 1A1, 3.598% due 9/25/32                                                   11,809,599
   3,733,321   Series 2003-8, Class 2A9, 1.600% due 4/25/33                                                      3,737,954
   1,434,845   Series 2003-28XS, Class A1, 2.500% due 9/25/33                                                    1,438,527
              Washington Mutual Mortgage Securities Corp., Mortgage Pass-Through Certificates:
     475,997   Series 2001-9, Class 1A1, 3.690% due 4/25/28                                                        482,438
   8,510,106   Series 2002-AR1, Class 1A1, 3.670% due 11/25/30                                                   8,602,009
  10,000,000   Series 2003-AR10, Class A2, 2.600% due 10/25/33                                                   9,988,383
   4,022,874   Series 2003-S4, Class 2A9, 2.250% due 6/25/33                                                     4,027,246
  12,960,931  Wells Fargo Mortgage Backed Securities Trust, Series 2003-5, Class A4, 1.500% due 5/25/33         12,971,909
-------------------------------------------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost -- $367,202,477)                                                                           366,929,774
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

             8 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


    FACE
   AMOUNT                               SECURITY                              VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 35.6%
Federal Home Loan Mortgage Corporation (FHLMC) -- 6.7%
                FHLMC Six Month LIBOR:
$    422,947     3.322% due 10/1/26                                      $       432,415
     258,383     3.263% due 7/1/27                                               267,211
   5,864,175    FHLMC One Year LIBOR, 4.984% due 5/1/33                        5,954,249
                FHLMC One Year CMT ARM:
     812,280     3.445% due 12/1/23                                              840,909
     434,909     4.845% due 2/1/24                                               440,531
   2,767,044     3.387% due 11/1/26                                            2,836,993
   3,868,203     3.343% due 6/1/29                                             3,963,676
   2,205,831     5.116% due 3/1/31                                             2,271,356
     624,624     6.791% due 5/1/31                                               627,454
  16,760,434     4.847% due 3/1/33                                            16,915,186
  15,298,294     3.619% due 12/1/33                                           15,366,754
     687,630    FHLMC Three Year CMT ARM, 5.609% due 12/1/30                     699,186
                FHLMC Five Year CMT ARM:
   1,058,028     7.638% due 8/1/25                                             1,093,465
     285,553     6.695% due 12/1/30                                              288,247
                FHLMC 3/1 Hybrid ARM:
   3,045,573     3.616% due 7/1/29                                             3,111,264
     243,982     3.761% due 8/1/29                                               251,389
   6,678,717     4.253% due 8/1/32                                             6,868,844
   6,664,537     4.659% due 8/1/32                                             6,833,178
   6,267,240     3.373% due 10/1/33                                            6,234,347
                FHLMC 5/1 Hybrid ARM:
   1,673,723     3.440% due 12/1/26                                            1,714,389
   1,143,517     4.370% due 7/1/29                                             1,169,875
   5,745,579     5.202% due 7/1/29                                             5,812,441
   1,646,269     5.643% due 11/1/31                                            1,687,287
   2,175,082     5.826% due 3/1/32                                             2,237,839
   4,309,217     3.963% due 7/1/33                                             4,286,019
   2,368,131     5.512% due 8/1/34                                             2,392,812
   1,794,094    FHLMC Strip, Series 19, Class F, 2.109% due 6/1/28             1,802,272
-------------------------------------------------------------------------------------
                Total Federal Home Loan Mortgage Corporation
                (Cost -- $96,964,824)                                         96,399,588
-------------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA) -- 25.6%
   4,231,523    FNMA 11th District COFI, 5.626% due 2/1/31                     4,322,765
                FNMA Grantor Trust:
   1,496,431     Series 2000-T6, Class A3, 5.023% due 1/25/28                  1,505,129
     644,251     Series 2001-T1, Class A2, 4.789% due 10/25/40                   640,515
  10,219,574     Series 2002-T18, Class A5, 4.280% due 5/25/42                10,586,845
  11,961,187     Series 2002-T19, Class A4, 4.316% due 3/25/42                12,507,009
                FNMA REMIC Trust:
                 Series 2003-117:
  13,999,890       Class DF, 1.650% due 12/25/33                              13,995,151
   4,935,463       Class KF, 1.500% due 8/25/33                                4,927,215
  11,416,471     Series 2003-124, Class F, 1.400% due 1/25/34                 11,391,124
  10,798,852    FNMA Trust, Series 2003-W6, Class 6A, 4.501% due 8/25/42      11,050,507
     140,322    FNMA, Series 1992-156, Class F, 3.860% due 7/25/07               140,848

                      See Notes to Financial Statements.

             9 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


    FACE
   AMOUNT                          SECURITY                            VALUE
---------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA) -- 25.6% (continued)
                            FNMA Six Month CD ARM:
$  1,282,874                 2.266% due 12/1/20                   $     1,290,162
     118,676                 2.649% due 6/1/24                            120,794
   1,406,129                 3.071% due 7/1/24                          1,451,087
     733,084                 2.854% due 9/1/24                            748,421
   2,934,490                 2.950% due 9/1/24                          3,003,695
                            FNMA Six Month LIBOR:
   1,337,217                 6.327% due 11/1/31                         1,374,138
   4,912,762                 5.136% due 10/1/32                         4,990,837
  16,382,787                 4.734% due 1/1/33                         16,630,207
   7,983,146                 4.942% due 1/1/33                          8,130,329
  14,329,155                 4.707% due 2/1/33                         14,539,038
  14,028,056                 4.895% due 2/1/33                         14,225,132
  14,573,711                 4.495% due 4/1/33                         14,615,318
   3,816,973                 4.709% due 4/1/33                          3,877,153
  12,360,100                 4.548% due 5/1/33                         12,528,798
   8,058,057                 4.459% due 6/1/33                          8,036,021
                            FNMA One Year LIBOR:
   3,332,255                 4.929% due 8/1/32                          3,412,286
   3,758,782                 4.996% due 11/1/32                         3,836,317
   5,199,644                 4.719% due 3/1/33                          5,304,390
   6,554,900                 3.110% due 8/1/33                          6,511,055
                            FNMA One Year CMT ARM:
     778,166                 2.846% due 8/1/15                            784,815
     970,873                 3.449% due 11/1/18                           998,468
     494,751                 2.790% due 4/1/20                            500,082
     727,669                 3.285% due 4/1/20                            746,358
     593,835                 3.069% due 7/1/21                            605,785
     258,592                 3.483% due 8/1/22                            265,797
     321,618                 2.828% due 3/1/23                            317,264
     356,972                 3.589% due 7/1/23                            369,999
     698,111                 2.827% due 8/1/23                            707,605
     983,561                 3.553% due 2/1/24                          1,021,801
     162,135                 5.195% due 6/1/25                            165,547
     283,554                 3.403% due 12/1/25                           291,670
     597,921                 3.427% due 1/1/26                            620,570
     604,930                 3.564% due 1/1/27                            625,463
   3,664,703                 3.583% due 7/1/27                          3,774,905
     636,706                 4.284% due 8/1/27                            640,821
   3,681,174                 3.463% due 1/1/28                          3,777,193
     106,336                 3.325% due 2/1/28                            109,821
     546,992                 3.456% due 3/1/28                            564,843
   3,067,752                 4.439% due 2/1/29                          3,137,133
   2,025,433                 6.052% due 2/1/29                          2,091,884
   1,756,511                 6.856% due 8/1/29                          1,821,914
     312,019                 6.486% due 9/1/29                            317,085
   3,584,560                 3.375% due 11/1/29                         3,684,913
     850,695                 6.665% due 1/1/30                            887,706
   1,328,787                 6.498% due 5/1/30                          1,354,684
   1,929,732                 6.123% due 9/1/30                          1,951,793

                      See Notes to Financial Statements.

            10 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


    FACE
   AMOUNT                          SECURITY                            VALUE
---------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA) -- 25.6% (continued)
$  5,069,767       3.664% due 12/1/30                             $     5,248,881
     719,182       3.929% due 1/1/31                                      741,883
   1,637,532       6.659% due 2/1/31                                    1,697,682
   2,036,724       4.146% due 3/1/31                                    2,091,310
     380,710       6.297% due 4/1/31                                      395,184
   1,156,785       6.942% due 4/1/31                                    1,155,765
   3,386,870       4.414% due 7/1/31                                    3,483,919
   4,591,845       6.145% due 9/1/31                                    4,698,837
     952,081       6.353% due 9/1/31                                      968,545
   4,835,707       6.396% due 10/1/31                                   4,952,708
   1,230,793       5.482% due 3/1/32                                    1,269,983
   3,749,922       5.441% due 5/1/32                                    3,839,321
   1,850,128       5.304% due 6/1/32                                    1,894,328
   7,854,125       5.700% due 6/1/32                                    8,035,415
   1,971,396       5.847% due 6/1/32                                    2,008,165
   3,174,825       5.662% due 7/1/32                                    3,255,352
   6,253,794       6.008% due 7/1/32                                    6,579,305
   4,976,645       4.759% due 9/1/32                                    5,062,480
   5,939,432       5.581% due 9/1/32                                    6,061,846
   4,247,193       4.735% due 11/1/32                                   4,317,292
   2,540,914       4.869% due 11/1/32                                   2,600,460
  14,587,964       4.789% due 12/1/32                                  14,808,736
  10,128,761       3.865% due 1/1/33                                   10,247,653
   2,999,324       4.589% due 1/1/33                                    3,039,363
   8,388,839       4.656% due 4/1/33                                    8,395,490
   7,447,423       4.060% due 5/1/33                                    7,460,073
   4,432,363       4.229% due 7/1/33                                    4,399,962
   3,050,796       4.370% due 7/1/33                                    3,030,454
   7,631,149       3.466% due 9/1/37                                    7,839,746
   1,525,802       6.747% due 12/1/40                                   1,563,229
                  FNMA Three Year CMT ARM:
     606,568       6.229% due 9/1/21                                      616,150
   5,432,627       6.314% due 6/1/30                                    5,548,664
   2,585,599      FNMA Five Year CMT ARM, 6.887% due 5/1/30             2,589,644
---------------------------------------------------------------------------------
                  Total Federal National Mortgage Association
                  (Cost -- $371,144,792)                              367,726,030
---------------------------------------------------------------------------------
Government National Mortgage Association (GNMA) -- 3.3%
                  GNMA II One Year CMT ARM:
     534,987       3.375% due 2/20/16                                     535,996
     664,589       4.375% due 6/20/17                                     665,861
   1,407,798       4.750% due 9/20/20                                   1,423,937
     930,054       3.375% due 3/20/21                                     932,165
   3,301,079       4.375% due 6/20/22                                   3,307,393
     864,430       4.750% due 8/20/22                                     875,722
   2,306,759       4.625% due 10/20/22                                  2,348,246
   1,089,024       4.625% due 11/20/22                                  1,108,625
     476,398       4.625% due 12/20/22                                    484,079
     842,986       4.375% due 5/20/23                                     843,036
     670,870       3.375% due 1/20/24                                     672,237
   1,409,465       3.375% due 3/20/24                                   1,410,747

                      See Notes to Financial Statements.

            11 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


    FACE
   AMOUNT                          SECURITY                              VALUE
-----------------------------------------------------------------------------------
Government National Mortgage Association (GNMA) -- 3.3% (continued)
$  1,798,644               4.750% due 9/20/27                       $     1,819,183
   1,762,545               4.625% due 10/20/27                            1,795,434
   4,041,368               3.500% due 4/20/32                             4,032,018
   2,560,458               3.500% due 5/20/32                             2,555,197
  11,776,330               4.000% due 7/20/32                            11,801,870
   8,823,383               4.000% due 8/20/32                             8,786,195
   1,519,369               3.500% due 9/20/32                             1,516,589
-----------------------------------------------------------------------------------
                         Total Government National
                         Mortgage Association (Cost --
                         $47,691,950)                                    46,914,530
-----------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCY
                         OBLIGATIONS (Cost --
                         $515,801,566)                                  511,040,148
-----------------------------------------------------------------------------------
PAC IOs -- 0.1%
  13,502,667             First Union-Lehman Brothers
                           Commercial Mortgage Trust,
                           Series 1997-C1, Class IO,
                           yield to maturity 8.717%
                           due 4/18/29                                      586,255
   5,774,021             JP Morgan Commercial Mortgage
                           Finance Corp., Series
                           1997-C5, Class X, yield to
                           maturity 6.789% due 9/15/29                      272,242
  23,020,459             LB Commercial Conduit
                           Mortgage Trust, Series
                           1998-C4, Class X, yield to
                           maturity 5.614% due 10/15/35                     578,829
-----------------------------------------------------------------------------------
                         TOTAL PAC IOs (Cost --
                         $1,540,060)                                      1,437,326
-----------------------------------------------------------------------------------
                         TOTAL ADJUSTABLE-RATE
                         SECURITIES (Cost --
                         $1,268,784,986)                              1,265,306,635
-----------------------------------------------------------------------------------
FIXED-RATE SECURITIES -- 8.2%
ASSET-BACKED SECURITIES -- 3.7%
   3,000,000             AmeriCredit Automobile
                           Receivables Trust, Series
                           2004-AF, Class A3, 2.180%
                           due 7/7/08                                     2,964,756
   5,000,000             Capital One Master Trust,
                           Series 2000-2, Class A,
                           7.200% due 8/15/08                             5,259,850
   1,156,014             Chase Funding Mortgage Loan
                           Asset Backed Certificates,
                           Series 1999-3, Class IA4,
                           7.584% due 4/25/27                             1,180,560
   6,649,929             EQCC Home Equity Loan Trust,
                           Series 1999-3, Class A4F,
                           7.371% due 6/25/28                             6,864,672
     698,732             Fingerhut Master Trust,
                           Series 2003-1, Class A,
                           2.720% due 9/15/10 (a)                           699,004
  33,150,000             GMAC Home Equity Loan Trust,
                           Series 2003-HE2, Class A2,
                           3.140% due 6/25/25                            33,116,631
     171,434             Mellon Auto Grantor Trust,
                           Series 2000-2, Class A,
                           6.390% due 7/15/07                               172,615
     227,020             PBG Equipment Trust, Series
                           1A, Class A, 6.270% due
                           1/20/12 (a)                                      235,170
   2,568,996             Vanderbilt Mortgage Finance,
                           Series 1998-A, Class 1A4,
                           6.505% due 6/7/14                              2,598,396
-----------------------------------------------------------------------------------
                         TOTAL ASSET-BACKED
                         SECURITIES (Cost --
                         $53,592,595)                                    53,091,654
-----------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
                         Residential Funding Mortgage
                           Securities:
   6,258,078               Series 1993-S49, Class A8,
                            6.000% due 12/25/08                           6,304,152
     515,638               Series 1994-S8, Class A6,
                            6.000% due 3/25/09                              517,368
   6,642,982             Wells Fargo Mortgage Backed
                           Securities Trust, Series
                           2003-4, Class A17, 4.500%
                           due 6/25/33                                    6,693,690
-----------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE
                         OBLIGATIONS (Cost --
                         $13,637,916)                                    13,515,210
-----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

            12 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


    FACE
   AMOUNT                                  SECURITY                                     VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.6%
Federal Home Loan Mortgage Corporation (FHLMC) -- 2.0%
             FHLMC Gold Fifteen Year:
$     37,005  6.000% due 5/1/08                                                    $        38,717
      39,724  6.000% due 6/1/08                                                             41,561
      86,068  6.000% due 11/1/08                                                            90,051
     638,927  6.000% due 3/1/09                                                            667,957
     683,439  5.500% due 4/1/09                                                            705,238
      60,623  6.000% due 4/1/09                                                             63,363
      93,468  6.000% due 7/1/09                                                             97,692
     188,944  6.000% due 3/1/11                                                            197,152
     315,668  6.000% due 5/1/11                                                            329,381
     346,617  6.000% due 6/1/11                                                            361,674
   1,354,529  5.500% due 5/1/12                                                          1,397,732
   1,682,378  6.500% due 9/1/14                                                          1,779,398
   1,555,296  6.000% due 10/1/15                                                         1,622,263
   1,601,803  6.000% due 4/1/17                                                          1,666,395
     529,505  6.000% due 5/1/17                                                            550,839
     921,992  6.000% due 6/1/17                                                            959,140
      65,113 FHLMC Gold Thirty Year, 6.500% due 4/1/29                                      67,600
   7,100,000 FHLMC, Global Notes, 5.500% due 7/15/06                                     7,484,039
   6,264,595 FHLMC, Series 2525, Class AM, 4.500% due 4/15/32                            6,126,015
   4,459,542 FHLMC, Series 2537, Class LA, 4.250% due 5/15/30                            4,476,939
--------------------------------------------------------------------------------------------------
             Total Federal Home Loan Mortgage Corporation
             (Cost -- $28,649,514)                                                      28,723,146
--------------------------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA) -- 1.5%
             FNMA Fifteen Year:
     471,184  6.500% due 7/1/08                                                            499,651
     563,319  5.500% due 2/1/09                                                            581,191
     706,332  6.000% due 11/1/09                                                           737,851
     847,656  5.500% due 3/1/11                                                            872,770
   3,483,887  6.000% due 5/1/12                                                          3,639,347
   2,120,759 FNMA Grantor Trust, Series 2002-T6, Class A1, 3.310% due 2/25/32            2,051,023
             FNMA REMIC Trust:
   3,804,864  Series 1993-251, Class PH, 6.500% due 7/25/23                              3,903,984
      20,478  Series 2002-W10, Class A1B, 4.500% due 8/25/42                                20,466
   7,491,417  Series 2003-111, Class HR, 3.750% due 5/25/30                              7,115,518
   2,331,468 Fannie Mae Whole Loan, Series 2003-W14, Class 1A1, 1.950% due 9/25/43       2,326,304
--------------------------------------------------------------------------------------------------
             Total Federal National Mortgage Association
             (Cost -- $21,857,245)                                                      21,748,105
--------------------------------------------------------------------------------------------------
Government National Mortgage Association (GNMA) -- 0.1%
             GNMA Fifteen Year:
     735,999  6.500%, due 8/15/08                                                          782,448
     264,262  6.000% due 12/15/08                                                          277,432
--------------------------------------------------------------------------------------------------
             Total Government National Mortgage Association
             (Cost -- $1,002,761)                                                        1,059,880
--------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost -- $51,509,520)                                                      51,531,131
--------------------------------------------------------------------------------------------------
             TOTAL FIXED-RATE SECURITIES
             (Cost -- $118,740,031)                                                    118,137,995
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

            13 SB Adjustable Rate Income Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004


   FACE
  AMOUNT                       SECURITY                        VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.6%
$25,000,000 Galleon Capital Corp., 1.040% due 6/1/04       $   25,000,000
  2,025,000 Nieuw Amsterdam Receivables, 1.050% due 6/1/04      2,025,000
 25,000,000 Surrey Funding Corp., 1.050% due 6/1/04            25,000,000
-------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $52,025,000)                              52,025,000
-------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $1,439,550,017*)                      $1,435,469,630
-------------------------------------------------------------------------

(a)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   ARM  -- Adjustable Rate Mortgage
   CD -- Certificate of Deposit
   CMO -- Collateralized Mortgage Obligation
   CMT -- Constant Maturity Treasury Indexes
   LIBOR -- London Interbank Offered Rate
   PAC IO -- Planned Amortization Class - Interest Only
   REMIC  -- Real Estate Mortgage Investment Conduit
   SBA -- Small Business Administration

                      See Notes to Financial Statements.

            14 SB Adjustable Rate Income Fund | 2004 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                                MAY 31, 2004


ASSETS:
  Investments, at value (Cost -- $1,439,550,017)             $1,435,469,630
  Cash                                                                  765
  Principal payments receivable                                   5,783,126
  Receivable for Fund shares sold                                 4,890,296
  Interest receivable                                             3,476,232
  Prepaid expenses                                                   89,586
---------------------------------------------------------------------------
  Total Assets                                                1,449,709,635
---------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                8,256,130
  Payable for Fund shares reacquired                              4,816,825
  Investment advisory fee payable                                   460,199
  Dividends payable                                                 399,918
  Administration fee payable                                        246,980
  Distribution plan fees payable                                    220,706
  Accrued expenses                                                  226,995
---------------------------------------------------------------------------
  Total Liabilities                                              14,627,753
---------------------------------------------------------------------------
Total Net Assets                                             $1,435,081,882
---------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                 $      149,206
  Capital paid in excess of par value                         1,473,351,671
  Overdistributed net investment income                            (168,030)
  Accumulated net realized loss from investment
   transactions and futures contracts                           (34,170,578)
  Net unrealized depreciation of investments                     (4,080,387)
---------------------------------------------------------------------------
Total Net Assets                                             $1,435,081,882
---------------------------------------------------------------------------
Shares Outstanding:
  Smith Barney Class A                                           55,589,801
----------------------------------------------------------------------------
  Smith Barney Class B                                            2,506,088
----------------------------------------------------------------------------
  Smith Barney Class C                                           75,031,545
----------------------------------------------------------------------------
  Smith Barney Class Y                                            8,428,896
----------------------------------------------------------------------------
  Salomon Brothers Class A                                        4,014,194
----------------------------------------------------------------------------
  Salomon Brothers Class B                                           13,766
----------------------------------------------------------------------------
  Salomon Brothers Class C                                        3,621,449
----------------------------------------------------------------------------
Net Asset Value:
  Smith Barney Class A (and redemption price)                         $9.64
----------------------------------------------------------------------------
  Smith Barney Class B *                                              $9.55
----------------------------------------------------------------------------
  Smith Barney Class C (and redemption price)                         $9.60
----------------------------------------------------------------------------
  Smith Barney Class Y (and redemption price)                         $9.64
----------------------------------------------------------------------------
  Salomon Brothers Class A (and redemption price)                     $9.64
----------------------------------------------------------------------------
  Salomon Brothers Class B *                                          $9.55
----------------------------------------------------------------------------
  Salomon Brothers Class C (and redemption price)                     $9.60
----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Smith Barney Class A (net asset value plus 2.04% of net
   asset value per share)                                             $9.84
----------------------------------------------------------------------------
  Salomon Brothers Class A (net asset value plus 2.04% of
   net asset value per share)                                         $9.84
---------------------------------------------------------------------------

 * Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

            15 SB Adjustable Rate Income Fund | 2004 Annual Report

 STATEMENT OF OPERATIONS                         FOR THE YEAR ENDED MAY 31, 2004


INVESTMENT INCOME:
  Interest                                                    $ 46,671,438
-------------------------------------------------------------------------
EXPENSES:
  Distribution plan fees (Note 7)                                9,743,116
  Investment advisory fee (Note 2)                               7,678,797
  Administration fee (Note 2)                                    3,839,345
  Transfer agency services (Note 7)                                941,364
  Shareholder communications (Note 7)                              142,668
  Custody                                                          132,820
  Registration fees                                                119,452
  Audit and legal                                                  111,414
  Trustees' fees                                                    19,600
  Other                                                             26,330
-------------------------------------------------------------------------
  Total Expenses                                                22,754,906
  Less: Expense reimbursement (Note 2)                             (33,787)
-------------------------------------------------------------------------
  Net Expenses                                                  22,721,119
-------------------------------------------------------------------------
Net Investment Income                                           23,950,319
-------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES
CONTRACTS (NOTES 3 AND 5):
  Realized Loss From:
   Investment transactions                                        (207,095)
   Futures contracts                                            (1,243,410)
-------------------------------------------------------------------------
  Net Realized Loss                                             (1,450,505)
-------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
   Beginning of year                                            13,550,443
   End of year                                                  (4,080,387)
-------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                      (17,630,830)
-------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                  (19,081,335)
-------------------------------------------------------------------------
Increase in Net Assets From Operations                        $  4,868,984
-------------------------------------------------------------------------

                      See Notes to Financial Statements.

            16 SB Adjustable Rate Income Fund | 2004 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS                 FOR THE YEARS ENDED MAY 31,


                                                         2004             2003
------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $    23,950,319  $    31,333,761
  Net realized loss                                     (1,450,505)      (3,945,119)
  (Increase) decrease in net unrealized
   depreciation                                        (17,630,830)      11,627,311
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 4,868,984       39,015,953
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
  Net investment income                                (35,277,503)     (42,525,536)
  Capital                                                       --         (925,278)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                        (35,277,503)     (43,450,814)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                   1,102,464,677    3,044,483,140
  Net asset value of shares issued for
   reinvestment of dividends                            27,485,618       34,904,312
  Cost of shares reacquired                         (2,158,213,803)  (1,454,880,636)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
   Share Transactions                               (1,028,263,508)   1,624,506,816
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (1,058,672,027)   1,620,071,955

NET ASSETS:
  Beginning of year                                  2,493,753,909      873,681,954
-----------------------------------------------------------------------------------
  End of year*                                     $ 1,435,081,882  $ 2,493,753,909
-----------------------------------------------------------------------------------
* Includes overdistributed net investment income
  of:                                                    $(168,030)       $(852,870)
-----------------------------------------------------------------------------------






                      See Notes to Financial Statements.

            17 SB Adjustable Rate Income Fund | 2004 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The SB Adjustable Rate Income Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial highlights and other pertinent information for the SB Adjustable Rate Income Fund -- Salomon Brothers Classes of Shares are presented in a separate shareholder report.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the quoted bid price in the over-the-counter market; corporate debt securities, mortgage-backed securities and asset-backed securities are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Fund's Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At May 31, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $569,896 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change. (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.40% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

During the year ended May 31, 2004, SBFM voluntarily reimbursed expenses amounting to $33,787 related to certain class specific expenses for Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares. This voluntary reimbursement can be terminated at any time by SBFM.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent with respect to its Smith Barney Classes of shares. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent with respect to its Smith Barney Classes of shares, as well as the Fund's transfer agent with respect to its Salomon Brothers Classes of shares. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended May 31, 2004, the Fund paid transfer agent fees of $854,201 to CTB.

Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

            18 SB Adjustable Rate Income Fund | 2004 Annual Report

On April 29, 2004, the Fund's Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

There is a maximum initial sales charge of 2.00% for Smith Barney Class A and Salomon Brothers Class A shares. There is a contingent deferred sales charge ("CDSC") of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from the purchase payment of a previously held fund (held by the shareholder prior to exchange into this Fund) and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Smith Barney Class A and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within the one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Brothers Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Smith Barney Class C shares and Salomon Brothers Class C shares have been issued at net asset value without an initial sales charge or CDSC. However, if you acquire Smith Barney Class C shares by exchange from another fund whose Class C shares are subject to a deferred sales charge, you will be subject to a 1.00% deferred sales charge if you redeem such shares within one year from the date of purchase of the original shares. In addition, if you acquire Salomon Brothers Class C shares of the Fund by exchange from a Salomon Brothers fund whose Class C shares are subject to a deferred sales charge, you will be subject to a deferred sales charge if you redeem the Salomon Brothers Class C shares of the Fund within one year from the date of purchase of the originally acquired Class C shares.

For the year ended May 31, 2004, CGM received sales charges of approximately $103,000 and $22,000 on sales of the Fund's Smith Barney Class A and Salomon Brothers Class A shares, respectively. In addition, for the year ended May 31, 2004, CDSCs paid to CGM were approximately $2,000, $146,000, $15,000 and $3,000 for the Fund's Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Salomon Brothers Class C shares, respectively.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended May 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding paydowns and short-term investments) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $822,123,189
-----------------------------------------------------------------------------
Sales                                                              794,753,154
-----------------------------------------------------------------------------

At May 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 4,119,104
Gross unrealized depreciation                                      (8,199,491)
-----------------------------------------------------------------------------
Net unrealized depreciation                                       $(4,080,387)
-----------------------------------------------------------------------------

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to- market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

            19 SB Adjustable Rate Income Fund | 2004 Annual Report

At May 31, 2004, the Fund did not have any repurchase agreements outstanding.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At May 31, 2004, the Fund did not have any open futures contracts.

6. Distributions Paid to Shareholders by Class

                        Year Ended           Year Ended
                     May 31, 2004/(1)/ May 31, 2003/(2)(3)(4)/
--------------------------------------------------------------
Smith Barney Class A
Net investment
 income                $16,469,700          $20,677,881
Capital                         --              447,922
------------------------------------------------------------
Total                  $16,469,700          $21,125,803
------------------------------------------------------------
Smith Barney Class B
Net investment
 income                $   487,473          $   733,037
Capital                         --               16,053
------------------------------------------------------------
Total                  $   487,473          $   749,090
------------------------------------------------------------
Smith Barney Class C
Net investment
 income                $15,975,572          $20,055,216
Capital                         --              437,675
------------------------------------------------------------
Total                  $15,975,572          $20,492,891
------------------------------------------------------------
Smith Barney Class Y
Net investment
 income                $ 1,924,959          $ 1,057,789
Capital                         --               23,593
------------------------------------------------------------
Total                  $ 1,924,959          $ 1,081,382
------------------------------------------------------------
Salomon Brothers
 Class A
Net investment
 income                $   244,016          $         4
Capital                         --                    0*
------------------------------------------------------------
Total                  $   244,016          $         4
------------------------------------------------------------
Salomon Brothers
 Class B
Net investment
 income                $       538                   --
Capital                         --                   --
------------------------------------------------------------
Total                  $       538                   --
------------------------------------------------------------
Salomon Brothers
 Class C
Net investment
 income                $   175,245          $     1,609
Capital                         --                   35
------------------------------------------------------------
Total                  $   175,245          $     1,644
------------------------------------------------------------

(1) For the Salomon Brothers Class B shares, transactions are for the period August 7, 2003 (inception date) to May 31, 2004.
(2) For Smith Barney Class Y shares, transactions are for the period October 17, 2002 (inception date) to May 31, 2003.
(3) For Salomon Brothers Class A shares, transactions are for the period April 22, 2003 (inception date) to May 31, 2003.
(4) For Salomon Brothers Class C shares, transactions are for the period May 12, 2003 (inception date) to May 31, 2003.
 *  Amount represents less than $1.00.

            20 SB Adjustable Rate Income Fund | 2004 Annual Report

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares, calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.50% of the average daily net assets of each class, respectively. For the year ended May 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                     Smith Barney Smith Barney Smith Barney Salomon Brothers Salomon Brothers Salomon Brothers
                       Class A      Class B      Class C        Class A          Class B*         Class C
--------------------------------------------------------------------------------------------------------------
Rule 12b-1
 Distribution Plan
 Fees                 $1,994,673    $226,691    $7,408,900      $28,521            $250           $84,081
-------------------------------------------------------------------------------------------------------------

*For Salomon Brothers Class B shares, amount is for the period August 7, 2003
 (inception date) to May 31, 2004.

For the year ended May 31, 2004, total Transfer Agency Service expenses were as follows:

                     Smith Barney Smith Barney Smith Barney Smith Barney Salomon Brothers Salomon Brothers Salomon Brothers
                       Class A      Class B      Class C      Class Y        Class A          Class B*         Class C
---------------------------------------------------------------------------------------------------------------------------
Transfer Agency
 Service Expenses      $532,718     $16,596      $384,361       $140          $5,722            $34             $1,793
--------------------------------------------------------------------------------------------------------------------------

*For Salomon Brothers Class B shares, amount is for the period August 7, 2003
 (inception date) to May 31, 2004.

For the year ended May 31, 2004, total Shareholder Communication expenses were as follows:

                     Smith Barney Smith Barney Smith Barney Smith Barney Salomon Brothers Salomon Brothers Salomon Brothers
                       Class A      Class B      Class C      Class Y        Class A          Class B*         Class C
---------------------------------------------------------------------------------------------------------------------------
Shareholder
 Communication
 Expenses              $12,443       $4,645      $56,318       $1,447        $29,082            $332           $38,401
--------------------------------------------------------------------------------------------------------------------------

*For Salomon Brothers Class B shares, amount is for the period August 7, 2003
 (inception date) to May 31, 2004.

8. Shares of Beneficial Interest

At May 31, 2004, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Smith Barney Class B shares are available for purchase to certain investors in the Smith Barney 401(k) Program. In addition, Smith Barney Class B shares can be purchased through exchanges. Each share represents an identical interest in the Fund and has the same rights except that each class bears certain expenses specifically related to the distribution of its shares. Effective August 5, 2002, the Fund adopted the renaming of existing Class A shares as Class L shares and existing Class I shares were renamed as Class A shares. Effective April 4, 2003, the Fund adopted the renaming of existing Class A, B, L and Y shares as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L and Smith Barney Class Y shares, respectively. Effective April 29, 2004, the Fund renamed Smith Barney Class L shares and Salomon Brothers Class 2 shares as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

            21 SB Adjustable Rate Income Fund | 2004 Annual Report

Transactions in shares of each class were as follows:

                               Year Ended                       Year Ended
                           May 31, 2004/(1)/             May 31, 2003/(2)(3)(4)/
                     -----------------------------     ---------------------------
                        Shares             Amount         Shares        Amount
-----------------------------------------------------------------------------------
Smith Barney Class
 A/(5)(6)/
Shares sold            48,571,596     $   471,648,766  140,006,278  $1,371,402,791
Shares issued on
 reinvestment           1,260,272          12,219,098    1,673,978      16,399,645
Shares reacquired    (105,605,297)     (1,024,404,664) (72,691,318)   (711,861,965)
-------------------------------------------------------------------------------
Net Increase
 (Decrease)           (55,773,429)    $  (540,536,800)  68,988,938  $  675,940,471
-------------------------------------------------------------------------------
Smith Barney Class
 B/(6)/
Shares sold             1,516,063     $    14,565,199    4,630,433  $   44,992,944
Shares issued on
 reinvestment              40,518             389,153       62,929         611,088
Shares reacquired      (2,922,278)        (28,091,314)  (1,985,871)    (19,283,390)
-------------------------------------------------------------------------------
Net Increase
 (Decrease)            (1,365,697)    $   (13,136,962)   2,707,491  $   26,320,642
-------------------------------------------------------------------------------
Smith Barney Class
 C/(6)(7)(8)/
Shares sold            39,433,127     $   381,505,799  154,208,613  $1,504,159,271
Shares issued on
 reinvestment           1,319,692          12,739,756    1,723,038      16,806,585
Shares reacquired     (98,352,101)       (950,148,821) (69,110,809)   (673,997,166)
-------------------------------------------------------------------------------
Net Increase
 (Decrease)           (57,599,282)    $  (555,903,266)  86,820,842  $  846,968,690
-------------------------------------------------------------------------------
Smith Barney Class
 Y/(6)/
Shares sold            14,916,084     $   144,421,422   12,444,949  $  122,007,172
Shares issued on
 reinvestment             182,532           1,769,216      110,855       1,085,379
Shares reacquired     (14,172,956)       (137,302,534)  (5,052,568)    (49,438,115)
-------------------------------------------------------------------------------
Net Increase              925,660     $     8,888,104    7,503,236  $   73,654,436
-------------------------------------------------------------------------------
Salomon Brothers
 Class A
Shares sold             4,473,892     $    43,364,624          204  $        1,993
Shares issued on
 reinvestment              23,014             222,861           --               4
Shares reacquired        (482,916)         (4,676,130)          --              --
-------------------------------------------------------------------------------
Net Increase            4,013,990     $    38,911,355          204  $        1,997
-------------------------------------------------------------------------------
Salomon Brothers
 Class B
Shares sold                15,467     $       148,154           --              --
Shares issued on
 reinvestment                  45                 435           --              --
Shares reacquired          (1,746)            (16,777)          --              --
-------------------------------------------------------------------------------
Net Increase               13,766     $       131,812           --              --

-------------------------------------------------------------------------------
Salomon Brothers
 Class C/(8)/
Shares sold             4,847,121     $    46,810,713      197,020  $    1,918,969
Shares issued on
 reinvestment              15,057             145,099          165           1,611
Shares reacquired      (1,407,113)        (13,573,563)     (30,801)       (300,000)
-------------------------------------------------------------------------------
Net Increase            3,455,065     $    33,382,249      166,384  $    1,620,580
-------------------------------------------------------------------------------

(1)For Salomon Brothers Class B shares, transactions are for the period August 7, 2003 (inception date) to May 31, 2004.
(2)For Smith Barney Class Y shares, transactions are for the period October 17, 2002 (inception date) to May 31, 2003.
(3)For Salomon Brothers Class A shares, transactions are for the period April 22, 2003 (inception date) to May 31, 2003.
(4)For Salomon Brothers Class C shares, transactions are for the period May 12, 2003 (inception date) to May 31, 2003.
(5)On August 5, 2002, Class I shares were renamed as Class A shares.
(6)On April 4, 2003, Class A, B, L and Y shares were renamed as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L and Smith Barney Class Y shares, respectively.
(7)On August 5, 2002, Class A shares were renamed as Class L shares.
(8)On April 29, 2004, Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

            22 SB Adjustable Rate Income Fund | 2004 Annual Report

9. Capital Loss Carryforward

At May 31, 2004, the Fund had, for Federal income tax purposes, approximately $29,843,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on May 31 of the year indicated:

                                      2005     2008     2009      2010       2011       2012
------------------------------------------------------------------------------------------------
Carryforward Amounts                $856,000 $338,000 $341,000 $1,737,000 $9,455,000 $17,116,000
-----------------------------------------------------------------------------------------------

In addition, the Fund had $4,327,401 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

10.Income Tax Information and Distributions to Shareholders

At May 31, 2004, the tax basis components of distributable earnings were:

------------------------------------------------
Undistributed ordinary income       $    240,853
------------------------------------------------
Accumulated capital losses           (29,843,177)
------------------------------------------------
Unrealized depreciation               (4,080,387)
------------------------------------------------

The tax character of distributions paid during the years ended May 31, 2004 and 2003 was:

                                       2004        2003
-----------------------------------------------------------
Ordinary income                     $35,277,503 $42,525,536
Capital                                      --     925,278
----------------------------------------------------------
Total                               $35,277,503 $43,450,814
----------------------------------------------------------

11.Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund's Smith Barney Classes of shares. CTB did not provide services to the Fund's Salomon Brothers Classes of shares. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

            23 SB Adjustable Rate Income Fund | 2004 Annual Report

12.Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers (the "Funds"), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.


            24 SB Adjustable Rate Income Fund | 2004 Annual Report

 FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Smith Barney Class A Shares/(1)/            2004/(2)/ 2003/(2)/  2002/(2)/  2001/(2)/ 2000/(2)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $9.78       $9.80      $9.85     $9.66      $9.78
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.14         0.21       0.36      0.57       0.52
 Net realized and unrealized gain (loss)   (0.08)        0.07       0.03      0.21      (0.08)
------------------------------------------------------------------------------------------
Total Income From Operations                 0.06        0.28       0.39      0.78       0.44
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.20)       (0.29)     (0.44)    (0.59)     (0.54)
 Capital                                      --        (0.01)        --        --      (0.02)
------------------------------------------------------------------------------------------
Total Distributions                         (0.20)      (0.30)     (0.44)    (0.59)     (0.56)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.64       $9.78      $9.80     $9.85      $9.66
------------------------------------------------------------------------------------------
Total Return                                 0.64%       2.87%      4.08%     8.26%      4.58%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $536      $1,089       $416       $65        $30
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.94%        0.95%      1.29%     3.01%      2.22%
 Net investment income                      1.49         2.13       3.68      5.88       5.38
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        42%         15%        49%       63%       164%
------------------------------------------------------------------------------------------

Smith Barney Class B Shares/(3)/            2004/(2)/ 2003/(2)/ 2002/(2)/   2001/(2)/ 2000/(2)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $9.69       $9.72      $9.78     $9.60      $9.74
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.10         0.16       0.31      0.50       0.48
 Net realized and unrealized gain (loss)   (0.09)        0.06       0.02      0.21      (0.11)
------------------------------------------------------------------------------------------
Total Income From Operations                 0.01        0.22       0.33      0.71       0.37
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.15)       (0.24)     (0.39)    (0.53)     (0.49)
 Capital                                      --        (0.01)        --        --      (0.02)
------------------------------------------------------------------------------------------
Total Distributions                         (0.15)      (0.25)     (0.39)    (0.53)     (0.51)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.55       $9.69      $9.72     $9.78      $9.60
------------------------------------------------------------------------------------------
Total Return                                 0.15%       2.28%      3.43%     7.60%      3.86%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $23,941     $37,531    $11,316    $2,929     $3,953
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.45%        1.47%      1.78%     3.63%      2.91%
 Net investment income                      1.01         1.68       3.18      5.28       4.93
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        42%         15%        49%       63%       164%
------------------------------------------------------------------------------------------

(1)On August 5, 2002, Class I shares were renamed as Class A shares. On April
   4, 2003, Class A shares were renamed as Smith Barney Class A shares.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On April 4, 2003, Class B shares were renamed as Smith Barney Class B shares.

            25 SB Adjustable Rate Income Fund | 2004 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Smith Barney Class C Shares/(1)/         2004/(2)/    2003/(2)/     2002/(2)/   2001/(2)/   2000/(2)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $9.74        $9.76        $9.81      $9.62       $9.75
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.10         0.16         0.32       0.50        0.46
 Net realized and unrealized gain (loss)   (0.08)        0.07         0.02       0.23       (0.08)
------------------------------------------------------------------------------------------------
Total Income From Operations                0.02         0.23         0.34       0.73        0.38
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.16)       (0.25)       (0.39)     (0.54)      (0.49)
 Capital                                      --        (0.00)*         --         --       (0.02)
------------------------------------------------------------------------------------------------
Total Distributions                        (0.16)       (0.25)       (0.39)     (0.54)      (0.51)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $9.60        $9.74        $9.76      $9.81       $9.62
------------------------------------------------------------------------------------------------
Total Return                                0.17%        2.38%        3.55%      7.74%       3.98%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $720       $1,292         $447       $102         $98
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.42%        1.42%        1.76%      3.60%       2.64%
 Net investment income                      1.02         1.65         3.21       5.35        4.84
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       42%          15%          49%        63%        164%
------------------------------------------------------------------------------------------------
Smith Barney Class Y Shares/(3)/         2004/(2)/   2003/(2)(4)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $9.78        $9.81
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.17         0.13
 Net realized and unrealized gain (loss)   (0.07)        0.02
------------------------------------------------------------------------------------------------
Total Income From Operations                0.10         0.15
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.24)       (0.18)
 Capital                                      --        (0.00)*
------------------------------------------------------------------------------------------------
Total Distributions                        (0.24)       (0.18)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $9.64        $9.78
------------------------------------------------------------------------------------------------
Total Return                                0.99%        1.55%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $81,230      $73,390
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.62%        0.65%+
 Net investment income                      1.76         2.14+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       42%          15%
------------------------------------------------------------------------------------------------

(1)On August 5, 2002, Class A shares were renamed as Class L Shares. On April
   4, 2003, Class L shares were renamed as Smith Barney Class L shares. On
   April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On April 4, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(4)For the period October 17, 2002 (inception date) to May 31, 2003.
*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

            26 SB Adjustable Rate Income Fund | 2004 Annual Report

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Trustees of the SB Adjustable Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SB Adjustable Rate Income Fund as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SB Adjustable Rate Income Fund as of May 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
July 19, 2004

            27 SB Adjustable Rate Income Fund | 2004 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers
The business and affairs of the SB Adjustable Rate Income Fund ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                           Number of
                                                                                         Portfolios in
                                      Term of Office*             Principal              Fund Complex            Other
Name, Address        Position(s) Held  and Length of         Occupation(s) During         Overseen by      Board Memberships
and Age                 with Fund       Time Served            Past Five Years              Trustee         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

Allan J. Bloostein       Trustee           Since      President Allan J. Bloostein            34       Taubman Centers, Inc.
27 West 67th Street                        1992       Associates, a consulting firm                    (retail shopping centers)
New York, NY 10023
Age 74

Dwight B. Crane          Trustee           Since      Professor, Harvard Business School      49                 None
Harvard Business                           1992
 School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Paolo M. Cucchi          Trustee           Since      Vice President and Dean of College       7                 None
Drew University                            2001       of Liberal Arts at Drew University
108 Brothers College
Madison, NJ 07940
Age 62

Robert A. Frankel        Trustee           Since      Managing Partner of                     24                 None
1961 Deergrass Way                         1994       Robert A. Frankel
Carlsbad, CA 92009                                    Management Consultants
Age 77

Paul Hardin              Trustee           Since      Chancellor Emeritus and Professor       34                 None
12083 Morehead                             2001       of Law at the University of North
Chapel Hill, NC                                       Carolina at Chapel Hill
 27514-8426
Age 72

William R.               Trustee           Since      President, W.R. Hutchinson &            42       Director, Associated
 Hutchinson                                1995       Associates, Inc.; formerly Group                 Bank and Associated
535 N. Michigan                                       Vice President, Mergers &                        Banc-Corp.
Suite 1012                                            Acquisitions BP Amoco p.l.c
Chicago, IL 60611
Age 61

George M. Pavia          Trustee           Since      Senior Partner of Pavia & Harcourt       7                 None
600 Madison Avenue                         2001       Attorneys
New York, NY 10022
Age 76

            28 SB Adjustable Rate Income Fund | 2004 Annual Report

                                                                                                    Number of
                                                                                                  Portfolios in
                                                   Term of Office*                                Fund Complex        Other
                            Position(s) Held        and Length of  Principal Occupation(s) During  Overseen by  Board Memberships
Name, Address and Age          with Fund             Time Served          Past Five Years            Trustee     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustee:

R. Jay Gerken, CFA**  Chairman, President and          Since         Managing Director                 221            None
Citigroup Asset       Chief Executive Officer           2002         of Citigroup
Management ("CAM")                                                   Global Markets Inc.
399 Park Avenue,                                                     ("CGM");
 4th Floor                                                           Chairman, President
New York, NY 10022                                                   and Chief
Age 53                                                               Executive Officer
                                                                     of Smith Barney
                                                                     Fund Management LLC
                                                                     ("SBFM"),
                                                                     Travelers
                                                                     Investment Adviser,
                                                                     Inc.
                                                                     ("TIA") and Citi
                                                                     Fund Management
                                                                     Inc. ("CFM");
                                                                     President and Chief
                                                                     Executive Officer
                                                                     of certain mutual
                                                                     funds
                                                                     associated with Citigroup
                                                                     Inc. ("Citigroup");
                                                                     Formerly
                                                                     Portfolio Manager
                                                                     of Smith Barney
                                                                     Allocation Series
                                                                     Inc. (from 1996 to
                                                                     2001) and Smith
                                                                     Barney Growth
                                                                     and Income Fund
                                                                     (from 1996 to
                                                                     2000)

Officers:

Andrew B. Shoup       Senior Vice                      Since         Director of CAM;                  N/A            N/A
CAM                   President and                     2003         Senior Vice
125 Broad Street,     Chief Administrative Officer                   President and Chief
 11th Floor                                                          Administrative
New York, NY 10004                                                   Officer of mutual
Age 47                                                               funds associated
                                                                     with Citigroup;
                                                                     Chief Financial
                                                                     Officer and
                                                                     Treasurer of certain
                                                                     mutual funds
                                                                     associated with
                                                                     Citigroup; Head of
                                                                     International
                                                                     Funds
                                                                     Administration of
                                                                     CAM
                                                                     (from 2001 to
                                                                     2003); Director of
                                                                     Global Funds
                                                                     Administration of
                                                                     CAM (from 2000 to
                                                                     2001); Head
                                                                     of U.S. Citibank
                                                                     Funds
                                                                     Administration of
                                                                     CAM (from 1998
                                                                     to 2000)

Robert J. Brault      Chief Financial Officer and      Since         Director of CGM;                  N/A            N/A
CAM                   Treasurer                         2004         Chief Financial
125 Broad Street,                                                    Officer and
 11th Floor                                                          Treasurer of certain
New York, NY 10004                                                   mutual funds
Age 38                                                               associated with
                                                                     Citigroup; Director
                                                                     of Internal
                                                                     Control for CAM
                                                                     U.S. Mutual Fund
                                                                     Administration
                                                                     (from 2002 to
                                                                     2004); Director of
                                                                     Project
                                                                     Management &
                                                                     Information
                                                                     Systems for CAM
                                                                     U.S. Mutual Fund
                                                                     Administration
                                                                     (from 2000 to
                                                                     002); Vice
                                                                     President of Mutual
                                                                     Fund Administration
                                                                     at Investors
                                                                     Capital Services
                                                                     (from 1999 to
                                                                     2000)

David A. Torchia      Vice President and             Since 2002      Managing Director                 N/A            N/A
CAM                   Investment Officer                             of CGM
399 Park Avenue,
4th Floor
New York, NY 10022
Age 44

            29 SB Adjustable Rate Income Fund | 2004 Annual Report

                                                                                                    Number of
                                                                                                  Portfolios in
                                              Term of Office*             Principal               Fund Complex        Other
                             Position(s) Held  and Length of         Occupation(s) During          Overseen by  Board Memberships
Name, Address and Age           with Fund       Time Served            Past Five Years               Trustee     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Theresa M. Veres             Vice President        Since      Director of CGM                          N/A             N/A
CAM                          and Investment        2002
399 Park Avenue, 4th Floor   Officer
New York, NY 10022
Age 38

Andrew Beagley               Chief Anti-Money      Since      Director of CGM (since 2000);            N/A             N/A
CAM                          Laundering            2002       Director of Compliance, North
399 Park Avenue, 4th Floor   Compliance                       America, CAM (since 2000); Chief
New York, NY 10022           Officer                          Anti-Money Laundering
Age 41                                                        Compliance Officer and Vice
                                                              President of certain mutual funds
                                                              associated with Citigroup; Director
                                                              of Compliance, Europe, the Middle
                                                              East and Africa, CAM (from 1999
                                                              to 2000); Compliance Officer,
                                                              Salomon Brothers Asset
                                                              Management Limited, Smith Barney
                                                              Global Capital Management Inc.,
                                                              Salomon Brothers Asset
                                                              Management Asia Pacific Limited
                                                              (from 1997 to 1999)

Kaprel Ozsolak               Controller            Since      Vice President of CGM; Controller        N/A             N/A
CAM                                                2002       of certain mutual funds associated
125 Broad Street, 11th Floor                                  with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel            Secretary and         Since      Managing Director and General            N/A             N/A
CAM                          Chief Legal           2003       Counsel of Global Mutual Funds
300 First Stamford Place     Officer                          for CAM and its predecessor (since
4th Floor                                                     1994); Secretary of CFM (from
Stamford, CT 06902                                            2001 to 2004); Secretary and Chief
Age 48                                                        Legal Officer of mutual funds
                                                              associated with Citigroup

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

            30 SB Adjustable Rate Income Fund | 2004 Annual Report

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2004:

    . A total of 0.42% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

            31 SB Adjustable Rate Income Fund | 2004 Annual Report

                              SB ADJUSTABLE RATE
                                  INCOME FUND



         TRUSTEES                     OFFICERS (continued)
         Allan J. Bloostein           Robert I. Frenkel
         Dwight B. Crane              Secretary and
         Paolo M. Cucchi              Chief Legal Officer
         Robert A. Frankel
         R. Jay Gerken, CFA           INVESTMENT ADVISER
           Chairman                   AND ADMINISTRATOR
         Paul Hardin                  Smith Barney Fund Management LLC
         William R. Hutchinson
         George M. Pavia              DISTRIBUTOR
                                      Citigroup Global Markets Inc.
         OFFICERS
         R. Jay Gerken, CFA           CUSTODIAN
         President and Chief          State Street Bank and
         Executive Officer              Trust Company

         Andrew B. Shoup              TRANSFER AGENT
         Senior Vice President and    Citicorp Trust Bank, fsb.
         Chief Administrative Officer 125 Broad Street, 11th Floor
                                      New York, New York 10004
         Robert J. Brault
         Chief Financial Officer and  SUB-TRANSFER AGENT
         Treasurer                    PFPC Inc.
                                      P.O. Box 9699
         David A. Torchia             Providence, Rhode Island
         Vice President and           02940-9699
         Investment Officer

         Theresa M. Veres
         Vice President and
         Investment Officer

         Andrew Beagley
         Chief Anti-Money Laundering
         Compliance Officer

         Kaprel Ozsolak
         Controller

SB Adjustable Rate Income Fund





A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's website at www.sec.gov.
This report is submitted for the general information of the shareholders of SB Adjustable Rate Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SB ADJUSTABLE RATE INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com


(C)2004 Citigroup Global Markets Inc. Member NASD, SIPC

FD2224 7/04                                                              04-6913

                                    [GRAPHIC]



May 31, 2004

ANNUAL
REPORT

[LOGO]

                         Salomon Brothers Mutual Funds




      SB Adjustable Rate Income Fund
                                                      . Salomon Brothers
                                                      Classes of Shares


--------------------------------------------------------------------------------


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Dave Torchia[PHOTO]           Theresa M. Veres[PHOTO]

    DAVID A. TORCHIA            THERESA M. VERES
    PORTFOLIO MANAGER           PORTFOLIO
                                MANAGER

    DAVID A. TORCHIA

    David A. Torchia has more than 19 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

    THERESA M. VERES

    Theresa M. Veres has more than 15 years of securities business experience. Ms. Veres holds a BS in Finance and Marketing from Drexel University.

    FUND OBJECTIVE

    The fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. Also, the fund invests up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.



 Annual Report . May 31, 2004

 SB ADJUSTABLE RATE INCOME FUND

   What's Inside

   Letter from the Chairman..............................................  1

   Manager Overview......................................................  2

   Fund Performance......................................................  4

   Historical Performance................................................  5

   Schedule of Investments...............................................  6

   Statement of Assets and Liabilities................................... 14

   Statement of Operations............................................... 15

   Statements of Changes in Net Assets................................... 16

   Notes to Financial Statements......................................... 17

   Financial Highlights.................................................. 24

   Report of Independent Registered Public Accounting Firm............... 26

   Additional Information................................................ 27

   Tax Information....................................................... 30

          Letter from the Chairman



[PHOTO]

R. Jay Gerken
R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

Volatility in the U.S. Treasury market and uncertainty over the Federal Reserve Bank's ("Fed") next interest rate move triggered volatility in the bond markets, pushing bond yields higher, particularly toward the end of the 12 months ended May 31, 2004. For example, bond markets got off to a relatively strong start in spring 2003, as the economy was still in a relatively sluggish state and interest rates were still declining. However, bond prices retreated through the early summer, following comments from the Fed about its monetary policy and data suggesting a recent pick-up in economic activity. At summer's close, the broader bond markets stabilized, and bonds traded in a relatively narrower range in the fall of 2003.

The last six months of the period were relatively more stable as the economy showed strong signs of a turnaround, with third quarter growth in gross domestic product/i/ ("GDP") coming in extremely strong at 8.2%. Nevertheless, despite the strength of the economy, the Fed continued to hold short-term rates steady at 1%. Yields began to rise again during the last two months of the period, buoyed by strong March and April job numbers and the Fed's increasingly more conservative stance toward inflation.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund's Salomon Brothers classes of shares. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 20, 2004

             1 SB Adjustable Rate Income Fund | 2004 Annual Report

          Manager Overview

SPECIAL SHAREHOLDER NOTICE

Effective April 29, 2004, Salomon Brothers Class 2 shares were renamed Salomon Brothers Class C shares.

On June 2, 2003 your fund changed its benchmark to the Citigroup 6-Month U.S. Treasury Bill Index/ii/ from the Merrill Lynch 1-3 Year Treasury Index/iii/ which returned 0.67% over the reporting period. The adjustment was made because Management believed the new benchmark more appropriately reflected the investment strategy used by the fund.

MARKET OVERVIEW

The performance of the bond market over the past year has been strongly linked to anticipated actions of the Federal Reserve and to changes in the economy. In June 2003, the Fed, concerned about deflation and looking to lift the economy, set their federal funds target rate at 1%; it's lowest level in 45 years. This move initially caused short-term rates to fall, but signs of stronger economic growth soon started to boost yields dramatically. Five-year Treasury yields rose more than 125 basis points, (a basis point is one one-hundredth (1/100 or 0.01) of one percent), from their mid-June lows to end-July highs, and ten-year yields reached their highs for the year. Volatility ensued in September when the Fed made it clear that it had little or no intention of raising rates for a "considerable period" due to soft growth and inflation levels that appeared to be fully in check. This caused five-year yields to fall nearly 65 basis points.

The next six months were relatively stable as the economy showed signs of a turnaround with a very strong third quarter GDP of 8.2%. Nevertheless, despite the strength of the economy, the Fed held fast to its 1% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs.

Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers combined with signs that the Fed might be moving toward a more hawkish stance on inflation led to another rise in Treasury yields, with ten-year yields rising over 100 basis points from their early March lows. By the end of May, the market had priced in a 25 basis point increase in the federal funds rate, anticipating that tightening will begin in June.


                             PERFORMANCE SNAPSHOT
                              AS OF MAY 31, 2004
                           (excluding sales charges)

                                           6 Months 12 Months

Salomon Brothers Class A Shares             0.68%     0.60%

Citigroup 6-Month U.S. Treasury Bill Index  0.51%     1.06%

Merrill Lynch 1-3 Year Treasury Index       0.51%     0.67%

Lipper Adjustable Rate Mortgage Funds
 Category Average                           0.61%     0.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, if any, the total return would be reduced. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Salomon Brothers Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Salomon Brothers Class B shares returned 0.48%, Salomon Brothers Class C shares returned 0.38% over the six months ended May 31, 2004. Excluding sales charges, Salomon Brothers Class C shares returned 0.15% over the 12 months ended May 31, 2004. Excluding sales charges, Salomon Brothers Class B shares returned 0.67% since its inception on 8/07/03.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended May 31, 2004, calculated among the 17 funds for the six-month period and among the 16 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


             2 SB Adjustable Rate Income Fund | 2004 Annual Report

PERFORMANCE REVIEW

For the 12 months ended May 31, 2004, Class A shares of the SB Adjustable Rate Income Fund -- Salomon Brothers Shares, excluding sales charges, returned 0.60%. These shares performed worse than the fund's unmanaged benchmark the Citigroup 6-Month U.S. Treasury Bill Index, which returned 1.06% for the same period. They performed in line with the fund's Lipper adjustable rate mortgage funds category average, which was 0.68% for the same period./iv/

FACTORS INFLUENCING FUND PERFORMANCE

The fund can be expected to perform its best in a stable to gradually rising interest rate environment. Thus, the effects of the summer's interest rate volatility and the sharp upward movement of rates in the last two months of the period hampered the fund's performance. The fund, as would be expected, had strong returns during the period between October and February while the bond market stabilized.

The fund maintains a minimum allocation of 80% to adjustable rate securities, which can be increased in order to suppress volatility and increase stability. As of the period's close, over 88% of assets were invested in adjustable rate securities. We remain active in our sector allocation among mortgages, asset-backed securities, Treasuries and Agencies, with overweights toward mortgage obligations and asset-backed securities. The fund's conservative characteristics, high credit quality and low duration provide a relatively less volatile investment vehicle compared to longer-term fixed rate securities in a rising interest rate environment.

Thank you for your investment in the SB Adjustable Rate Income Fund -- Salomon Brothers Shares. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

                   /s/ David A. Torchia /s/ Theresa M. Veres
                   David A. Torchia     Theresa M. Veres
                   Vice President and   Vice President and
                   Investment Officer   Investment Officer

June 15, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of May 31, 2004 and are subject to change. Please refer to pages 6 through 13 for a list and percentage breakdown of the fund's holdings.

RISKS: Keep in mind, the fund is subject to fluctuations in share price as interest rates rise and fall. Adjustable rate securities are subject to additional risks such as prepayment risk. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/ Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/ii/ The Citigroup 6-month U.S. Treasury Bill Index consists of one six-month
     United States Treasury bill whose return is tracked until its maturity. /iii/ The Merrill Lynch 1-3 Year Treasury Index is a market capitalization-weighted index including all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.
/iv/ Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended May 31, 2004, calculated among the 16 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

             3 SB Adjustable Rate Income Fund | 2004 Annual Report

          Fund Performance
          (unaudited)


      Average Annual Total Returns for the Period Ended May 31, 2004+

                                                           Since Inception
       Salomon Brothers Class A Shares       Twelve Months    (4/22/03)

       Without Sales Charges/(1)/                 0.60%          0.92%

       With Sales Charges/(2)/                   (1.41)%        (0.91)%

                                                           Since Inception
       Salomon Brothers Class B Shares                        (8/7/03)

       Without Sales Charges/(1)/                  N/A           0.67%++

       With Sales Charges/(2)/                     N/A          (4.29)%++

                                                           Since Inception
       Salomon Brothers Class C Shares/(3)/                   (5/12/03)

       Without Sales Charges/(1)/                 0.15%          0.24%

       With Sales Charges/(2)/                    0.15%          0.24%


             Cumulative Total Returns for the Period Ended May 31, 2004+

                                                        Since Inception
              Salomon Brothers Class A Shares              (4/22/03)

              Without Sales Charges/(1)/                     1.02%


                                                        Since Inception
              Salomon Brothers Class B Shares              (8/7/03)

              Without Sales Charges/(1)/                     0.67%


                                                        Since Inception
              Salomon Brothers Class C Shares/(3)/         (5/12/03)

              Without Sales Charges/(1)/                     0.25%


(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Salomon Brothers Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Salomon Brothers Class B shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Salomon Brothers Class A shares reflect the deduction of the maximum initial sales charge of 2.00%; Salomon Brothers Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred.
(3)On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
+ All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.

             4 SB Adjustable Rate Income Fund | 2004 Annual Report

          Historical Performance
          (unaudited)

Value of $10,000 Invested in Salomon Brothers Class A Shares of the SB Adjustable Rate Income Fund vs. U.S. Government 1-Year Treasury Bill Index and Citigroup 6-Month U.S. Treasury Bill Index+

                                    [CHART]
               SB Adjustable          U.S.
                Rate Income         Government
               Fund - Salomon         1-Year          Citigroup 6-Month U.S.
               Brothers Class        Treasury               Treasury
Date             A Shares           Bill Index             Bill Index
----             --------           ----------             ----------
Apr 22, 2003      9,799               10,000                 10,000
Aug 2003          9,803               10,034                 10,038
Nov 2003          9,833               10,060                 10,064
Feb 2004          9,926               10,085                 10,089
May 31, 2004      9,900               10,114                 10,115


+ Hypothetical illustration of $10,000 invested in Salomon Brothers Class A shares on April 22, 2003 (inception date), assuming deduction of the maximum sales charge of 2.00% at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2004, compared to the U.S. Government 1-Year Treasury Bill Index and the Citigroup 6-Month U.S. Treasury Bill Index. The Indexes are valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period April 22, 2003 through May 31, 2004, the Index returns are for the period May 1, 2003 through May 31, 2004. The U.S. Government 1-Year Treasury Bill Index is comprised of U.S. Treasury Bills with a maturity of one year. The Citigroup 6-Month U.S. Treasury Bill Index consists of one six-month United States Treasury Bill whose return is tracked. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Salomon Brothers Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

             5 SB Adjustable Rate Income Fund | 2004 Annual Report

          Schedule of Investments
          May 31, 2004


-----------------------------------------------------------------------------------

    Face
   Amount                            Security                            Value
-----------------------------------------------------------------------------------
ADJUSTABLE-RATE SECURITIES -- 88.2%
ASSET-BACKED SECURITIES -- 26.9%
$ 15,000,000    Advanta Business Card Master Trust, Series 2003-B,
                 Class A, 1.450% due 12/22/08...................... $    15,054,506
   2,189,934    Ameriquest Mortgage Securities Inc., Series
                 2001-1, Class A, 1.390% due 6/25/31...............       2,193,704
                Amortizing Residential Collateral Trust:
  10,000,000     Series 2002-BC4, Class M1, 1.800% due 7/25/32.....      10,035,184
   5,454,867     Series 2002-BC6, Class A2, 1.450% due 8/25/32.....       5,468,683
   9,936,239     Series 2002-BC10, Class A3, 1.530% due 1/25/33....       9,969,322
   5,572,017    Asset Backed Securities Corp. Home Equity Loan
                 Trust,
                 Series 2003-HE3, Class A2, 1.450% due 6/15/33.....       5,589,248
                Bayview Financial Acquisition Trust:
   4,250,000     Series 2001-CA, Class A1, 1.470% due 8/25/36 (a)..       4,240,098
   6,805,821     Series 2001-DA, Class A, 1.480% due 11/25/31 (a)..       6,814,138
  12,500,000     Series 2002-BA, Class A2, 1.750% due 3/25/35 (a)..      12,506,918
   6,610,854     Series 2003-BA, Class M1, 2.600% due 4/25/33 (a)..       6,636,881
   8,016,833     Series 2003-E, Class A, 1.600% due 10/28/34.......       8,027,988
                Bear Stearns Asset-Backed Securities Trust:
   9,454,255     Series 2003-1, Class A1, 1.600% due 11/25/42......       9,470,275
   4,136,824     Series 2003-2, Class A2, 1.550% due 3/25/43.......       4,147,347
   8,074,807     Series 2003-SD3, Class A, 1.580% due 10/25/33.....       8,122,235
                Business Loan Express, Class A:
     571,300     Series 1998-1, 3.000% due 1/15/25 (a).............         561,302
   7,088,205     Series 2001-2A, 1.680% due 1/25/28 (a)............       7,100,119
   3,808,582     Series 2002-1A, 1.650% due 7/25/28 (a)............       3,808,781
  14,007,679     Series 2003-AA, 2.050% due 5/15/29 (a)............      14,154,073
                CDC Mortgage Capital Trust:
     622,291     Series 2002-HE1, Class A, 1.410% due 1/25/33......         623,600
   4,292,520     Series 2002-HE3, Class A2, 1.640% due 12/27/32....       4,315,657
   3,900,000    Circuit City Credit Card Master Trust, Series
                 2003-2, Class A, 1.530% due 4/15/11...............       3,922,778
   7,788,812    Countrywide Asset-Backed Certificates, Series
                 2002-6, Class AV1, 1.530% due 5/25/33.............       7,811,516
   6,634,371    Credit Based Asset Servicing and Securitization,
                 Series 2003-RP1, Class A, 1.650% due 3/25/33 (a)..       6,657,384
   5,720,364    First Franklin Mortgage Loan Trust, Series
                 2002-FF3, Class A2, 1.560% due 8/25/32............       5,748,620
                First North American National Bank, Class A:
   4,500,000     Series 2002-A, 1.420% due 7/16/11.................       4,516,256
  15,200,000     Series 2003-A, 1.580% due 5/16/11.................      15,309,901
   8,015,623    Household Home Equity Loan Trust, Series 2002-4,
                 Class A, 1.650% due 10/20/32......................       8,042,241
   7,382,030    Indymac Home Equity Loan Asset-Backed Trust,
                 Series 2001-B, Class AV, 1.350% due 4/25/31.......       7,392,398
     506,812    Long Beach Asset Holdings Corp. NIM Trust, Series
                 2002-3, Class Note, 1.650% due 8/25/09 (a)........         506,812
   4,741,862    Long Beach Mortgage Loan Trust, Series 2003-1,
                 Class A2, 1.500% due 3/25/33......................       4,753,906
  10,819,157    MASTR Asset-Backed Securities Trust, Series
                 2003-OPT1, Class A2, 1.520% due 12/25/32..........      10,859,294
  10,500,000    Metris Secured Note Trust, Series 2001-3, Class A,
                 1.330% due 7/21/08................................      10,510,801
     755,679    Missouri Higher Education Loan Authority, Series
                 1997, Class P, 1.690% due 7/25/08.................         755,679
                MMCA Auto Lease Trust:
   6,471,528     Series 2002-1, Class A4, 1.380% due 1/15/10.......       6,421,515
  22,343,319     Series 2002-A, Class A3, 1.450% due 9/15/06 (a)...      22,205,132
                The Money Store Business Loan-Backed Certificates,
                 Class A:
     846,645     Series 1997-1, 1.900% due 4/15/28.................         802,082
     508,989     Series 1997-2, 1.800% due 2/15/29.................         482,733
                The Money Store SBA Loan-Backed Adjustable Rate
                 Certificates, Class A:
     202,440     Series 1996-2, 1.860% due 4/15/24.................         192,140
     416,189     Series 1997-1, 1.750% due 1/15/25.................         400,226
                Morgan Stanley Capital I Inc. Trust:
  10,750,000     Series 2003-HE1, Class A4, 1.600% due 5/25/33.....      10,801,801
   8,136,888     Series 2003-NC2, Class A3, 1.530% due 2/25/33.....       8,160,258

                      See Notes to Financial Statements.

             6 SB Adjustable Rate Income Fund | 2004 Annual Report

          Schedule of Investments
          (continued)


--------------------------------------------------------------------------------

    Face
   Amount                         Security                            Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 26.9% (continued)
$  8,101,370 New Century Home Equity Loan Trust, Series 2003-2,
              Class A2, 1.530% due 1/25/33...................... $     8,123,874
             NovaStar Mortgage Funding Trust:
     615,195  Series 2000-2, Class A1, 1.380% due 1/25/31.......         615,979
              Series 2003-1:
   6,415,981    Class A2, 1.490% due 5/25/33....................       6,439,098
  10,000,000    Class M1, 2.050% due 5/25/33....................      10,110,682
             Option One Mortgage Loan Trust, Series 2003-1:
  15,324,341  Class A2, 1.520% due 2/25/33......................      15,387,742
  10,000,000  Class M1, 2.000% due 2/25/33......................      10,129,087
             Renaissance Home Equity Loan Trust, Class A:
   9,585,791  Series 2003-1, 1.530% due 6/25/33.................       9,602,844
   7,043,131  Series 2003-2, 1.540% due 8/25/33.................       7,084,383
   8,234,269  Series 2003-3, 1.600% due 12/25/33................       8,293,590
   5,000,000 Saxon Asset Securities Trust, Series 2003-1, Class
              M1, 1.800% due 6/25/33............................       5,043,639
     530,054 Sequoia Mortgage Trust 2, Series 2, Class A1,
              2.352% due 10/25/24...............................         535,153
   6,030,241 Specialty Underwriting & Residential Finance
              Trust, Series 2003-BC1, Class A, 1.440% due
              1/25/34...........................................       6,047,461
             Structured Asset Investment Loan Trust:
   2,155,099  Series 2003-BC1, Class A2, 1.440% due 1/25/33.....       2,160,721
   2,316,727  Series 2003-BC2, Class A3, 1.450% due 4/25/33.....       2,322,916
   7,721,318  Series 2003-BC9, Class 3A3, 1.450% due 8/25/33....       7,747,813
  11,154,000  Series 2003-BC10, Class 3A5, 1.580% due 10/25/33..      11,160,873
                                                                 ---------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost -- $384,240,883).............................     385,899,387
                                                                 ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.6%
   4,613,871 Bank of America Mortgage Securities, Inc., Series
              2003-B, Class 1A1, 3.002% due 3/25/33.............       4,634,966
   5,219,087 Bear Stearns ARM Trust, Series 2002-5, Class 1A,
              3.873% due 6/25/32................................       5,252,202
   8,430,199 Bear Stearns Asset Backed Securities Trust, Series
              2003-AC5, Class A3, 1.700% due 10/25/33...........       8,435,404
  18,000,000 Commercial Mortgage Pass-Through Certificates,
              Series 2002-FL7, Class A2, 1.450% due 11/15/14 (a)      18,014,456
             Countrywide Home Loans Mortgage Pass-Through Trust:
   7,599,855  Series 2002-26, Class A4, 1.600% due 12/25/17.....       7,609,515
   2,029,092  Series 2003-1, Class 1A16, 1.600% due 3/25/33.....       2,031,603
   7,720,519  Series 2003-15, Class 1A1, 1.600% due 6/25/18.....       7,743,748
  10,589,701  Series 2003-20, Class 3A6, 1.550% due 7/25/18.....      10,604,570
   8,546,685  Series 2003-37, Class 2A1, 4.348% due 9/25/33.....       8,530,741
  12,835,859  Series 2003-HYB3, Class 7A1, 3.838% due 11/19/33..      12,650,493
   3,190,486 Credit Based Asset Servicing and Securitization,
              Series 2002-CB6, Class 2A1, 1.600% due 1/25/33....       3,201,788
             Deutsche Mortgage Securities, Inc., Mortgage Loan
             Trust:
   1,828,805  Series 2002-1, Class A3, 1.500% due 1/25/33.......       1,830,573
   4,081,000  Series 2004-4, Class 7AR2, 1.550% due 6/25/34.....       4,081,000
   3,946,258 First Republic Mortgage Loan Trust, Series
              2000-FRB1, Class A2, 3.853% due 6/25/30...........       3,891,128
             GMAC Commercial Mortgage Asset Corp.:
   4,482,499  Series 2000-FLFA, Class B, 1.700% due 9/20/10 (a).       4,490,178
   7,800,847  Series 2003-SNFA, Class A, 1.900% due 1/17/18 (a).       7,800,847
   2,611,795 GS Mortgage Securities Corp., Series 2000-1A,
              Class A, 1.450% due 3/20/23 (a)...................       2,616,267
     830,416 IFC SBA Loan Backed Adjustable Rate Certificates,
              Series 1997-1, Class A, 2.000% due 1/15/24 (a)....         797,200
             IMPAC CMB Trust:
   2,731,593  Series 2001-4, Class M1, 2.250% due 12/25/31......       2,742,912
   3,161,022  Series 2003-3, Class M1, 1.950% due 3/25/33.......       3,187,891
   2,806,770  Series 2003-8, Class 1A2, 1.600% due 10/25/33.....       2,806,017
   2,753,847  Series 2003-9F, Class A1, 1.500% due 7/25/33......       2,756,570
  14,000,000  Series 2004-5, Class 1A1, 1.460% due 9/25/34......      14,000,000
   4,657,962 J.P. Morgan Commercial Mortgage Finance, Series
              2000-FL1, Class C, 1.890% due 4/15/10 (a).........       4,657,962
  11,667,470 MASTR Alternative Loans Trust, Series 2003-7,
              Class 7A1, 1.500% due 11/25/33....................      11,691,373
   3,125,580 MASTR ARM Trust Corp., Series 2003-3, Class 3A1,
              4.816% due 9/25/33................................       3,143,732

                      See Notes to Financial Statements.

             7 SB Adjustable Rate Income Fund | 2004 Annual Report

          Schedule of Investments
          (continued)

-------------------------------------------------------------------------------

   Face
  Amount                         Security                            Value
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.6% (continued)
 $7,599,016 MASTR Asset Securitization Trust, Series 2002-NC1,
             Class A2, 1.540% due 10/25/32..................... $     7,619,142
  3,724,385 Merit Securities Corp., Series 11PA, Class B1,
             2.300% due 9/28/32 (a)............................       3,703,914
            Merrill Lynch Mortgage Investors, Inc.:
  2,723,028  Series 2002-A3, Class 2A1, 4.290% due 9/25/32.....       2,748,489
 13,297,486  Series 2003-A5, Class 2A3, 3.246% due 8/25/33.....      13,292,848
            MLCC Mortgage Investors, Inc.:
    456,556  Series 1997-B, Class A, 1.380% due 3/16/26........         457,248
    191,787  Series 1999-A, Class A, 1.480% due 3/15/25........         192,564
 16,598,400  Series 2003-A, Class 2A2, 1.590% due 3/25/28......      16,722,696
            Residential Asset Securitization Trust:
  8,373,543  Series 2003-A3, Class A, 1.550% due 4/25/33.......       8,385,908
  6,258,980  Series 2003-A5, Class A5, 1.600% due 6/25/33......       6,258,374
             Series 2003-A11:
  8,818,683    Class A2, 0.450% due 11/25/33...................       8,829,592
  6,417,170    Class A4, 2.300% due 11/25/33...................       6,429,521
  6,641,792 Residential Funding Mortgage Securities Trust,
             Series 2003-S10, Class A2, 1.500% due 6/25/33.....       6,645,757
    175,887 Ryland Mortgage Securities Corp., Series 1994-3,
             Class A2, 4.551% due 10/25/31.....................         176,229
  1,519,230 Saco I Inc., Series 2002-1, Class A, 1.550% due
             9/25/32 (a).......................................       1,519,184
  3,810,316 Sequoia Mortgage Trust, Series 2003-2, Class A1,
             1.430% due 6/20/33................................       3,813,337
            Structured ARM Loan Trust:
  7,442,283  Series 2004-1, Class 2A, 1.410% due 2/25/34.......       7,434,875
  7,367,087  Series 2004-2, Class 1A1, 4.019% due 3/25/34......       7,586,512
            Structured Asset Mortgage Investments Trust:
             Series 2002-AR1:
  6,334,313    Class 1A, 3.674% due 3/25/32....................       6,405,202
 10,606,754    Class 2A, 3.101% due 3/25/32....................      10,711,905
  8,373,990  Series 2003-CL1, Class 1F2, 1.700% due 7/25/32....       8,399,268
            Structured Asset Securities Corp.:
  8,153,024  Series 2002-11A, Class 1A1, 2.715% due 6/25/32....       8,280,830
 18,460,365  Series 2002-16A, Class 1A1, 3.595% due 8/25/32....      19,055,178
 11,438,135  Series 2002-18A, Class 1A1, 3.598% due 9/25/32....      11,809,599
  3,733,321  Series 2003-8, Class 2A9, 1.600% due 4/25/33......       3,737,954
  1,434,845  Series 2003-28XS, Class A1, 2.500% due 9/25/33....       1,438,527
            Washington Mutual Mortgage Securities Corp.,
            Mortgage Pass-Through Certificates:
    475,997  Series 2001-9, Class 1A1, 3.690% due 4/25/28......         482,438
  8,510,106  Series 2002-AR1, Class 1A1, 3.670% due 11/25/30...       8,602,009
 10,000,000  Series 2003-AR10, Class A2, 2.600% due 10/25/33...       9,988,383
  4,022,874  Series 2003-S4, Class 2A9, 2.250% due 6/25/33.....       4,027,246
 12,960,931 Wells Fargo Mortgage Backed Securities Trust,
             Series 2003-5, Class A4, 1.500% due 5/25/33.......      12,971,909
                                                                ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
            $367,202,477)......................................     366,929,774
                                                                ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 35.6%

Federal Home Loan Mortgage Corporation (FHLMC) -- 6.7%
            FHLMC Six Month LIBOR:
    422,947  3.322% due 10/1/26................................         432,415
    258,383  3.263% due 7/1/27.................................         267,211
  5,864,175 FHLMC One Year LIBOR, 4.984% due 5/1/33............       5,954,249
            FHLMC One Year CMT ARM:
    812,280  3.445% due 12/1/23................................         840,909
    434,909  4.845% due 2/1/24.................................         440,531
  2,767,044  3.387% due 11/1/26................................       2,836,993
  3,868,203  3.343% due 6/1/29.................................       3,963,676

                      See Notes to Financial Statements.

            8 SB Adjustable Rate Income Fund  | 2004 Annual Report

          Schedule of Investments
          (continued)


----------------------------------------------------------------------------------

   Face
  Amount                           Security                             Value
----------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation (FHLMC) -- 6.7% (continued)
 $2,205,831    5.116% due 3/1/31.................................. $     2,271,356
    624,624    6.791% due 5/1/31..................................         627,454
 16,760,434    4.847% due 3/1/33..................................      16,915,186
 15,298,294    3.619% due 12/1/33.................................      15,366,754
    687,630   FHLMC Three Year CMT ARM, 5.609% due 12/1/30........         699,186
              FHLMC Five Year CMT ARM:
  1,058,028    7.638% due 8/1/25..................................       1,093,465
    285,553    6.695% due 12/1/30.................................         288,247
              FHLMC 3/1 Hybrid ARM:
  3,045,573    3.616% due 7/1/29..................................       3,111,264
    243,982    3.761% due 8/1/29..................................         251,389
  6,678,717    4.253% due 8/1/32..................................       6,868,844
  6,664,537    4.659% due 8/1/32..................................       6,833,178
  6,267,240    3.373% due 10/1/33.................................       6,234,347
              FHLMC 5/1 Hybrid ARM:
  1,673,723    3.440% due 12/1/26.................................       1,714,389
  1,143,517    4.370% due 7/1/29..................................       1,169,875
  5,745,579    5.202% due 7/1/29..................................       5,812,441
  1,646,269    5.643% due 11/1/31.................................       1,687,287
  2,175,082    5.826% due 3/1/32..................................       2,237,839
  4,309,217    3.963% due 7/1/33..................................       4,286,019
  2,368,131    5.512% due 8/1/34..................................       2,392,812
  1,794,094   FHLMC Strip, Series 19, Class F, 2.109% due 6/1/28..       1,802,272
                                                                   ---------------
              Total Federal Home Loan Mortgage Corporation (Cost
              -- $96,964,824).....................................      96,399,588
                                                                   ---------------

Federal National Mortgage Association (FNMA) -- 25.6%
  4,231,523   FNMA 11th District COFI, 5.626% due 2/1/31..........       4,322,765
              FNMA Grantor Trust:
  1,496,431    Series 2000-T6, Class A3, 5.023% due 1/25/28.......       1,505,129
    644,251    Series 2001-T1, Class A2, 4.789% due 10/25/40......         640,515
 10,219,574    Series 2002-T18, Class A5, 4.280% due 5/25/42......      10,586,845
 11,961,187    Series 2002-T19, Class A4, 4.316% due 3/25/42......      12,507,009
              FNMA REMIC Trust:
               Series 2003-117:
 13,999,890      Class DF, 1.650% due 12/25/33....................      13,995,151
  4,935,463      Class KF, 1.500% due 8/25/33.....................       4,927,215
 11,416,471    Series 2003-124, Class F, 1.400% due 1/25/34.......      11,391,124
 10,798,852   FNMA Trust, Series 2003-W6, Class 6A, 4.501% due
               8/25/42............................................      11,050,507
    140,322   FNMA, Series 1992-156, Class F, 3.860% due 7/25/07..         140,848
              FNMA Six Month CD ARM:
  1,282,874    2.266% due 12/1/20.................................       1,290,162
    118,676    2.649% due 6/1/24..................................         120,794
  1,406,129    3.071% due 7/1/24..................................       1,451,087
    733,084    2.854% due 9/1/24..................................         748,421
  2,934,490    2.950% due 9/1/24..................................       3,003,695
              FNMA Six Month LIBOR:
  1,337,217    6.327% due 11/1/31.................................       1,374,138
  4,912,762    5.136% due 10/1/32.................................       4,990,837
 16,382,787    4.734% due 1/1/33..................................      16,630,207
  7,983,146    4.942% due 1/1/33..................................       8,130,329
 14,329,155    4.707% due 2/1/33..................................      14,539,038
 14,028,056    4.895% due 2/1/33..................................      14,225,132

                      See Notes to Financial Statements.

             9 SB Adjustable Rate Income Fund | 2004 Annual Report

          Schedule of Investments
          (continued)

------------------------------------------------------------------------------------

    Face
   Amount                          Security                            Value
------------------------------------------------------------------------------------

Federal National Mortgage Association (FNMA) -- 25.6% (continued)
$ 14,573,711   4.495% due 4/1/33................................. $    14,615,318
   3,816,973   4.709% due 4/1/33.................................       3,877,153
  12,360,100   4.548% due 5/1/33.................................      12,528,798
   8,058,057   4.459% due 6/1/33.................................       8,036,021
              FNMA One Year LIBOR:
   3,332,255   4.929% due 8/1/32.................................       3,412,286
   3,758,782   4.996% due 11/1/32................................       3,836,317
   5,199,644   4.719% due 3/1/33.................................       5,304,390
   6,554,900   3.110% due 8/1/33.................................       6,511,055
              FNMA One Year CMT ARM:
     778,166   2.846% due 8/1/15.................................         784,815
     970,873   3.449% due 11/1/18................................         998,468
     494,751   2.790% due 4/1/20.................................         500,082
     727,669   3.285% due 4/1/20.................................         746,358
     593,835   3.069% due 7/1/21.................................         605,785
     258,592   3.483% due 8/1/22.................................         265,797
     321,618   2.828% due 3/1/23.................................         317,264
     356,972   3.589% due 7/1/23.................................         369,999
     698,111   2.827% due 8/1/23.................................         707,605
     983,561   3.553% due 2/1/24.................................       1,021,801
     162,135   5.195% due 6/1/25.................................         165,547
     283,554   3.403% due 12/1/25................................         291,670
     597,921   3.427% due 1/1/26.................................         620,570
     604,930   3.564% due 1/1/27.................................         625,463
   3,664,703   3.583% due 7/1/27.................................       3,774,905
     636,706   4.284% due 8/1/27.................................         640,821
   3,681,174   3.463% due 1/1/28.................................       3,777,193
     106,336   3.325% due 2/1/28.................................         109,821
     546,992   3.456% due 3/1/28.................................         564,843
   3,067,752   4.439% due 2/1/29.................................       3,137,133
   2,025,433   6.052% due 2/1/29.................................       2,091,884
   1,756,511   6.856% due 8/1/29.................................       1,821,914
     312,019   6.486% due 9/1/29.................................         317,085
   3,584,560   3.375% due 11/1/29................................       3,684,913
     850,695   6.665% due 1/1/30.................................         887,706
   1,328,787   6.498% due 5/1/30.................................       1,354,684
   1,929,732   6.123% due 9/1/30.................................       1,951,793
   5,069,767   3.664% due 12/1/30................................       5,248,881
     719,182   3.929% due 1/1/31.................................         741,883
   1,637,532   6.659% due 2/1/31.................................       1,697,682
   2,036,724   4.146% due 3/1/31.................................       2,091,310
     380,710   6.297% due 4/1/31.................................         395,184
   1,156,785   6.942% due 4/1/31.................................       1,155,765
   3,386,870   4.414% due 7/1/31.................................       3,483,919
   4,591,845   6.145% due 9/1/31.................................       4,698,837
     952,081   6.353% due 9/1/31.................................         968,545
   4,835,707   6.396% due 10/1/31................................       4,952,708
   1,230,793   5.482% due 3/1/32.................................       1,269,983
   3,749,922   5.441% due 5/1/32.................................       3,839,321
   1,850,128   5.304% due 6/1/32.................................       1,894,328
   7,854,125   5.700% due 6/1/32.................................       8,035,415
   1,971,396   5.847% due 6/1/32.................................       2,008,165
   3,174,825   5.662% due 7/1/32.................................       3,255,352
   6,253,794   6.008% due 7/1/32.................................       6,579,305

                      See Notes to Financial Statements.

            10 SB Adjustable Rate Income Fund | 2004 Annual Report

          Schedule of Investments
          (continued)


--------------------------------------------------------------------------------------

   Face
  Amount                            Security                             Value
--------------------------------------------------------------------------------------

Federal National Mortgage Association (FNMA) -- 25.6% (continued)
 $4,976,645     4.759% due 9/1/32.................................. $     5,062,480
  5,939,432     5.581% due 9/1/32..................................       6,061,846
  4,247,193     4.735% due 11/1/32.................................       4,317,292
  2,540,914     4.869% due 11/1/32.................................       2,600,460
 14,587,964     4.789% due 12/1/32.................................      14,808,736
 10,128,761     3.865% due 1/1/33..................................      10,247,653
  2,999,324     4.589% due 1/1/33..................................       3,039,363
  8,388,839     4.656% due 4/1/33..................................       8,395,490
  7,447,423     4.060% due 5/1/33..................................       7,460,073
  4,432,363     4.229% due 7/1/33..................................       4,399,962
  3,050,796     4.370% due 7/1/33..................................       3,030,454
  7,631,149     3.466% due 9/1/37..................................       7,839,746
  1,525,802     6.747% due 12/1/40.................................       1,563,229
               FNMA Three Year CMT ARM:
    606,568     6.229% due 9/1/21..................................         616,150
  5,432,627     6.314% due 6/1/30..................................       5,548,664
  2,585,599    FNMA Five Year CMT ARM, 6.887% due 5/1/30...........       2,589,644
                                                                    ---------------
               Total Federal National Mortgage Association (Cost
               -- $371,144,792)....................................     367,726,030
                                                                    ---------------

Government National Mortgage Association (GNMA) -- 3.3%
               GNMA II One Year CMT ARM:
    534,987     3.375% due 2/20/16.................................         535,996
    664,589     4.375% due 6/20/17.................................         665,861
  1,407,798     4.750% due 9/20/20.................................       1,423,937
    930,054     3.375% due 3/20/21.................................         932,165
  3,301,079     4.375% due 6/20/22.................................       3,307,393
    864,430     4.750% due 8/20/22.................................         875,722
  2,306,759     4.625% due 10/20/22................................       2,348,246
  1,089,024     4.625% due 11/20/22................................       1,108,625
    476,398     4.625% due 12/20/22................................         484,079
    842,986     4.375% due 5/20/23.................................         843,036
    670,870     3.375% due 1/20/24.................................         672,237
  1,409,465     3.375% due 3/20/24.................................       1,410,747
  1,798,644     4.750% due 9/20/27.................................       1,819,183
  1,762,545     4.625% due 10/20/27................................       1,795,434
  4,041,368     3.500% due 4/20/32.................................       4,032,018
  2,560,458     3.500% due 5/20/32.................................       2,555,197
 11,776,330     4.000% due 7/20/32.................................      11,801,870
  8,823,383     4.000% due 8/20/32.................................       8,786,195
  1,519,369     3.500% due 9/20/32.................................       1,516,589
                                                                    ---------------
               Total Government National Mortgage Association
               (Cost -- $47,691,950)...............................      46,914,530
                                                                    ---------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost --
               $515,801,566).......................................     511,040,148
                                                                    ---------------
PAC IOs -- 0.1%
 13,502,667    First Union-Lehman Brothers Commercial Mortgage
                Trust, Series 1997-C1, Class IO, yield to
                maturity 8.717% due 4/18/29........................         586,255
  5,774,021    JP Morgan Commercial Mortgage Finance Corp.,
                Series 1997-C5, Class X, yield to maturity 6.789%
                due 9/15/29........................................         272,242
 23,020,459    LB Commercial Conduit Mortgage Trust, Series
                1998-C4, Class X, yield to maturity 5.614% due
                10/15/35...........................................         578,829
                                                                    ---------------
               TOTAL PAC IOs
               (Cost -- $1,540,060)................................       1,437,326
                                                                    ---------------
               TOTAL ADJUSTABLE-RATE SECURITIES
               (Cost -- $1,268,784,986)............................   1,265,306,635
                                                                    ---------------

                      See Notes to Financial Statements.

            11 SB Adjustable Rate Income Fund | 2004 Annual Report

          Schedule of Investments
          (continued)

--------------------------------------------------------------------------------------

    Face
   Amount                            Security                            Value
--------------------------------------------------------------------------------------
FIXED-RATE SECURITIES -- 8.2%
ASSET-BACKED SECURITIES -- 3.7%
$  3,000,000    AmeriCredit Automobile Receivables Trust, Series
                 2004-AF, Class A3, 2.180% due 7/7/08.............. $     2,964,756
   5,000,000    Capital One Master Trust, Series 2000-2, Class A,
                 7.200% due 8/15/08................................       5,259,850
   1,156,014    Chase Funding Mortgage Loan Asset Backed
                 Certificates, Series 1999-3, Class IA4, 7.584%
                 due 4/25/27.......................................       1,180,560
   6,649,929    EQCC Home Equity Loan Trust, Series 1999-3, Class
                 A4F, 7.371% due 6/25/28...........................       6,864,672
     698,732    Fingerhut Master Trust, Series 2003-1, Class A,
                 2.720% due 9/15/10 (a)............................         699,004
  33,150,000    GMAC Home Equity Loan Trust, Series 2003-HE2,
                 Class A2, 3.140% due 6/25/25......................      33,116,631
     171,434    Mellon Auto Grantor Trust, Series 2000-2, Class A,
                 6.390% due 7/15/07................................         172,615
     227,020    PBG Equipment Trust, Series 1A, Class A, 6.270%
                 due 1/20/12 (a)...................................         235,170
   2,568,996    Vanderbilt Mortgage Finance, Series 1998-A, Class
                 1A4, 6.505% due 6/7/14............................       2,598,396
                                                                    ---------------
                TOTAL ASSET-BACKED SECURITIES
                (Cost -- $53,592,595)..............................      53,091,654
                                                                    ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
                Residential Funding Mortgage Securities:
   6,258,078     Series 1993-S49, Class A8, 6.000% due 12/25/08....       6,304,152
     515,638     Series 1994-S8, Class A6, 6.000% due 3/25/09......         517,368
   6,642,982    Wells Fargo Mortgage Backed Securities Trust,
                 Series 2003-4, Class A17, 4.500% due 6/25/33......       6,693,690
                                                                    ---------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $13,637,916)..............................      13,515,210
                                                                    ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.6%

Federal Home Loan Mortgage Corporation (FHLMC) -- 2.0%
                FHLMC Gold Fifteen Year:
      37,005     6.000% due 5/1/08.................................          38,717
      39,724     6.000% due 6/1/08.................................          41,561
      86,068     6.000% due 11/1/08................................          90,051
     638,927     6.000% due 3/1/09.................................         667,957
     683,439     5.500% due 4/1/09.................................         705,238
      60,623     6.000% due 4/1/09.................................          63,363
      93,468     6.000% due 7/1/09.................................          97,692
     188,944     6.000% due 3/1/11.................................         197,152
     315,668     6.000% due 5/1/11.................................         329,381
     346,617     6.000% due 6/1/11.................................         361,674
   1,354,529     5.500% due 5/1/12.................................       1,397,732
   1,682,378     6.500% due 9/1/14.................................       1,779,398
   1,555,296     6.000% due 10/1/15................................       1,622,263
   1,601,803     6.000% due 4/1/17.................................       1,666,395
     529,505     6.000% due 5/1/17.................................         550,839
     921,992     6.000% due 6/1/17.................................         959,140
      65,113    FHLMC Gold Thirty Year, 6.500% due 4/1/29..........          67,600
   7,100,000    FHLMC, Global Notes, 5.500% due 7/15/06............       7,484,039
   6,264,595    FHLMC, Series 2525, Class AM, 4.500% due 4/15/32...       6,126,015
   4,459,542    FHLMC, Series 2537, Class LA, 4.250% due 5/15/30...       4,476,939
                                                                    ---------------
                Total Federal Home Loan Mortgage Corporation (Cost
                -- $28,649,514)....................................      28,723,146
                                                                    ---------------

Federal National Mortgage Association (FNMA) -- 1.5%
                FNMA Fifteen Year:
     471,184     6.500% due 7/1/08.................................         499,651
     563,319     5.500% due 2/1/09.................................         581,191
     706,332     6.000% due 11/1/09................................         737,851
     847,656     5.500% due 3/1/11.................................         872,770

                      See Notes to Financial Statements.

            12 SB Adjustable Rate Income Fund | 2004 Annual Report

          Schedule of Investments
          (continued)

--------------------------------------------------------------------------------------

    Face
   Amount                            Security                            Value
--------------------------------------------------------------------------------------

Federal National Mortgage Association (FNMA) -- 1.5% (continued)
$  3,483,887     6.000% due 5/1/12................................. $     3,639,347
   2,120,759    FNMA Grantor Trust, Series 2002-T6, Class A1,
                 3.310% due 2/25/32................................       2,051,023
                FNMA REMIC Trust:
   3,804,864     Series 1993-251, Class PH, 6.500% due 7/25/23.....       3,903,984
      20,478     Series 2002-W10, Class A1B, 4.500% due 8/25/42....          20,466
   7,491,417     Series 2003-111, Class HR, 3.750% due 5/25/30.....       7,115,518
   2,331,468    Fannie Mae Whole Loan, Series 2003-W14, Class 1A1,
                 1.950% due 9/25/43................................       2,326,304
                                                                    ---------------
                Total Federal National Mortgage Association (Cost
                -- $21,857,245)....................................      21,748,105
                                                                    ---------------

Government National Mortgage Association (GNMA) -- 0.1%
                GNMA Fifteen Year:
     735,999     6.500%, due 8/15/08...............................         782,448
     264,262     6.000% due 12/15/08...............................         277,432
                                                                    ---------------
                Total Government National Mortgage
                Association (Cost -- $1,002,761)...................       1,059,880
                                                                    ---------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost -- $51,509,520)..............................      51,531,131
                                                                    ---------------
                TOTAL FIXED-RATE SECURITIES
                (Cost -- $118,740,031).............................     118,137,995
                                                                    ---------------
COMMERCIAL PAPER -- 3.6%
  25,000,000    Galleon Capital Corp., 1.040% due 6/1/04...........      25,000,000
   2,025,000    Nieuw Amsterdam Receivables, 1.050% due 6/1/04.....       2,025,000
  25,000,000    Surrey Funding Corp., 1.050% due 6/1/04............      25,000,000
                                                                    ---------------
                TOTAL COMMERCIAL PAPER
                (Cost -- $52,025,000)..............................      52,025,000
                                                                    ---------------
                TOTAL INVESTMENTS -- 100.0%
                (Cost -- $1,439,550,017*).......................... $ 1,435,469,630
                                                                    ===============

--------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
*  Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   ARM  -- Adjustable Rate Mortgage
   CD   -- Certificate of Deposit
   CMO  -- Collateralized Mortgage Obligation
   CMT  -- Constant Maturity Treasury Indexes
   LIBOR-- London Interbank Offered Rate
  PAC IO-- Planned Amortization Class - Interest Only
   REMIC-- Real Estate Mortgage Investment Conduit
   SBA  -- Small Business Administration

                      See Notes to Financial Statements.

            13 SB Adjustable Rate Income Fund | 2004 Annual Report

          Statement of Assets and Liabilities

          May 31, 2004

      ASSETS:
       Investments, at value (Cost -- $1,439,550,017)..... $1,435,469,630
       Cash...............................................            765
       Principal payments receivable......................      5,783,126
       Receivable for Fund shares sold....................      4,890,296
       Interest receivable................................      3,476,232
       Prepaid expenses...................................         89,586
                                                           --------------
       Total Assets.......................................  1,449,709,635
                                                           --------------
      LIABILITIES:
       Payable for securities purchased...................      8,256,130
       Payable for Fund shares reacquired.................      4,816,825
       Investment advisory fee payable....................        460,199
       Dividends payable..................................        399,918
       Administration fee payable.........................        246,980
       Distribution plan fees payable.....................        220,706
       Accrued expenses...................................        226,995
                                                           --------------
       Total Liabilities..................................     14,627,753
                                                           --------------
      Total Net Assets.................................... $1,435,081,882
                                                           ==============
      NET ASSETS:
       Par value of shares of beneficial interest......... $      149,206
       Capital paid in excess of par value................  1,473,351,671
       Overdistributed net investment income..............       (168,030)
       Accumulated net realized loss from investment
         transactions and futures contracts...............    (34,170,578)
       Net unrealized depreciation of investments.........     (4,080,387)
                                                           --------------
      Total Net Assets.................................... $1,435,081,882
                                                           ==============
      Shares Outstanding:
      Smith Barney Class A................................     55,589,801
                                                           ==============
      Smith Barney Class B................................      2,506,088
                                                           ==============
      Smith Barney Class C................................     75,031,545
                                                           ==============
      Smith Barney Class Y................................      8,428,896
                                                           ==============
      Salomon Brothers Class A............................      4,014,194
                                                           ==============
      Salomon Brothers Class B............................         13,766
                                                           ==============
      Salomon Brothers Class C............................      3,621,449
                                                           ==============
      Net Asset Value:
      Smith Barney Class A (and redemption price).........          $9.64
                                                           ==============
      Smith Barney Class B *..............................          $9.55
                                                           ==============
      Smith Barney Class C (and redemption price).........          $9.60
                                                           ==============
      Smith Barney Class Y (and redemption price).........          $9.64
                                                           ==============
      Salomon Brothers Class A (and redemption price).....          $9.64
                                                           ==============
      Salomon Brothers Class B *..........................          $9.55
                                                           ==============
      Salomon Brothers Class C (and redemption price).....          $9.60
                                                           ==============
      Maximum Public Offering Price Per Share:
      Smith Barney Class A (net asset value plus 2.04% of
       net asset value per share).........................          $9.84
                                                           ==============
      Salomon Brothers Class A (net asset value plus
       2.04% of net asset value per share)................          $9.84
                                                           ==============

* Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

            14 SB Adjustable Rate Income Fund | 2004 Annual Report

          Statement of Operations
          For the Year Ended May 31, 2004

INVESTMENT INCOME:
  Interest............................................................. $ 46,671,438
                                                                        ------------
EXPENSES:
  Distribution plan fees (Note 7)......................................    9,743,116
  Investment advisory fee (Note 2).....................................    7,678,797
  Administration fee (Note 2)..........................................    3,839,345
  Transfer agency services (Note 7)....................................      941,364
  Shareholder communications (Note 7)..................................      142,668
  Custody..............................................................      132,820
  Registration fees....................................................      119,452
  Audit and legal......................................................      111,414
  Trustees' fees.......................................................       19,600
  Other................................................................       26,330
                                                                        ------------
  Total Expenses.......................................................   22,754,906
  Less: Expense reimbursement (Note 2).................................      (33,787)
                                                                        ------------
  Net Expenses.........................................................   22,721,119
                                                                        ------------
Net Investment Income..................................................   23,950,319
                                                                        ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
  Realized Loss From:
   Investment transactions.............................................     (207,095)
   Futures contracts...................................................   (1,243,410)
                                                                        ------------
  Net Realized Loss....................................................   (1,450,505)
                                                                        ------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year...................................................   13,550,443
   End of year.........................................................   (4,080,387)
                                                                        ------------
  Increase in Net Unrealized Depreciation..............................  (17,630,830)
                                                                        ------------
Net Loss on Investments and Futures Contracts..........................  (19,081,335)
                                                                        ------------
Increase in Net Assets From Operations................................. $  4,868,984
                                                                        ============

                      See Notes to Financial Statements.

            15 SB Adjustable Rate Income Fund | 2004 Annual Report

          Statements of Changes in Net Assets
          For the Years Ended May 31,


                                                                        2004             2003
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $    23,950,319  $    31,333,761
  Net realized loss..............................................      (1,450,505)      (3,945,119)
  (Increase) decrease in net unrealized depreciation.............     (17,630,830)      11,627,311
                                                                  ---------------  ---------------
  Increase in Net Assets From Operations.........................       4,868,984       39,015,953
                                                                  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
  Net investment income..........................................     (35,277,503)     (42,525,536)
  Capital........................................................              --         (925,278)
                                                                  ---------------  ---------------
  Decrease in Net Assets From Distributions to Shareholders......     (35,277,503)     (43,450,814)
                                                                  ---------------  ---------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...............................   1,102,464,677    3,044,483,140
  Net asset value of shares issued for reinvestment of dividends.      27,485,618       34,904,312
  Cost of shares reacquired......................................  (2,158,213,803)  (1,454,880,636)
                                                                  ---------------  ---------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.  (1,028,263,508)   1,624,506,816
                                                                  ---------------  ---------------
Increase (Decrease) in Net Assets................................  (1,058,672,027)   1,620,071,955
NET ASSETS:
  Beginning of year..............................................   2,493,753,909      873,681,954
                                                                  ---------------  ---------------
  End of year*................................................... $ 1,435,081,882  $ 2,493,753,909
                                                                  ===============  ===============
* Includes overdistributed net investment income of:.............       $(168,030)       $(852,870)
                                                                  ===============  ===============






                      See Notes to Financial Statements.

            16 SB Adjustable Rate Income Fund | 2004 Annual Report

          Notes to Financial Statements

1. Significant Accounting Policies

The SB Adjustable Rate Income Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial highlights and other pertinent information for the SB Adjustable Rate Income Fund -- Smith Barney Classes of Shares are presented in a separate shareholder report.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the quoted bid price in the over-the-counter market; corporate debt securities, mortgage-backed securities and asset-backed securities are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Fund's Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At May 31, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $569,896 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.40% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

During the year ended May 31, 2004, SBFM voluntarily reimbursed expenses amounting to $33,787 related to certain class specific expenses for Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares. This voluntary reimbursement can be terminated at any time by SBFM.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent with respect to its Smith Barney Classes of shares. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent with respect to its Smith Barney Classes of shares, as well as the Fund's transfer agent with respect to its Salomon Brothers Classes of shares. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended May 31, 2004, the Fund paid transfer agent fees of $854,201 to CTB.

            17 SB Adjustable Rate Income Fund | 2004 Annual Report

          Notes to Financial Statements
          (continued)


Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

On April 29, 2004, the Fund's Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

There is a maximum initial sales charge of 2.00% for Smith Barney Class A and Salomon Brothers Class A shares. There is a contingent deferred sales charge ("CDSC") of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from the purchase payment of a previously held fund (held by the shareholder prior to exchange into this Fund) and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Smith Barney Class A and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Brothers Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Smith Barney Class C shares and Salomon Brothers Class C shares have been issued at net asset value without an initial sales charge or CDSC. However, if you acquire Smith Barney Class C shares by exchange from another fund whose Class C shares are subject to a deferred sales charge, you will be subject to a 1.00% deferred sales charge if you redeem such shares within one year from the date of purchase of the original shares. In addition, if you acquire Salomon Brothers Class C shares of the Fund by exchange from a Salomon Brothers fund whose Class C shares are subject to a deferred sales charge, you will be subject to a deferred sales charge if you redeem the Salomon Brothers Class C shares of the Fund within one year from the date of purchase of the originally acquired Class C shares.

For the year ended May 31, 2004, CGM received sales charges of approximately $103,000 and $22,000 on sales of the Fund's Smith Barney Class A and Salomon Brothers Class A shares, respectively. In addition, for the year ended May 31, 2004, CDSCs paid to CGM were approximately $2,000, $146,000, $15,000 and $3,000 for the Fund's Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Salomon Brothers Class C shares, respectively.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended May 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding paydowns and short-term investments) were as follows:

      Purchases.............................................. $822,123,189
                                                              ============
      Sales.................................................. $794,753,154
                                                              ============

At May 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

      Gross unrealized appreciation.......................... $ 4,119,104
      Gross unrealized depreciation..........................  (8,199,491)
                                                              -----------
      Net unrealized depreciation............................ $(4,080,387)
                                                              ===========

            18 SB Adjustable Rate Income Fund | 2004 Annual Report

          Notes to Financial Statements
          (continued)

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At May 31, 2004, the Fund did not have any repurchase agreements outstanding.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At May 31, 2004, the Fund did not have any open futures contracts.

6. Distributions Paid to Shareholders by Class

                                            Year Ended           Year Ended
                                         May 31, 2004/(1)/ May 31, 2003/(2)(3)(4)/
                                         ----------------  ----------------------
Smith Barney Class A
 Net investment income..................   $16,469,700          $20,677,881
 Capital................................            --              447,922
                                           -----------          -----------
 Total..................................   $16,469,700          $21,125,803
                                           ===========          ===========
Smith Barney Class B
 Net investment income..................   $   487,473          $   733,037
 Capital................................            --               16,053
                                           -----------          -----------
 Total..................................   $   487,473          $   749,090
                                           ===========          ===========
Smith Barney Class C
 Net investment income..................   $15,975,572          $20,055,216
 Capital................................            --              437,675
                                           -----------          -----------
 Total..................................   $15,975,572          $20,492,891
                                           ===========          ===========
Smith Barney Class Y
 Net investment income..................   $ 1,924,959          $ 1,057,789
 Capital................................            --               23,593
                                           -----------          -----------
 Total..................................   $ 1,924,959          $ 1,081,382
                                           ===========          ===========
Salomon Brothers Class A
 Net investment income..................   $   244,016          $         4
 Capital................................            --                    0*
                                           -----------          -----------
 Total..................................   $   244,016          $         4
                                           ===========          ===========

            19 SB Adjustable Rate Income Fund | 2004 Annual Report

          Notes to Financial Statements
          (continued)

                                            Year Ended           Year Ended
                                         May 31, 2004/(1)/ May 31, 2003/(2)(3)(4)/
                                         ----------------  ----------------------
Salomon Brothers Class B
 Net investment income..................     $    538                  --
 Capital................................           --                  --
                                             --------              ------
 Total..................................     $    538                  --
                                             ========              ======
Salomon Brothers Class C
 Net investment income..................     $175,245              $1,609
 Capital................................           --                  35
                                             --------              ------
 Total..................................     $175,245              $1,644
                                             ========              ======

--------
(1) For Salomon Brothers Class B shares, transactions are for the period August 7, 2003 (inception date) to May 31, 2004.
(2) For Smith Barney Class Y shares, transactions are for the period October 17, 2002 (inception date) to May 31, 2003.
(3) For Salomon Brothers Class A shares, transactions are for the period April 22, 2003 (inception date) to May 31, 2003.
(4) For Salomon Brothers Class C shares, transactions are for the period May 12, 2003 (inception date) to May 31, 2003.
 * Amount represents less than $1.00.

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares, calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.50% of the average daily net assets of each class, respectively. For the year ended
May 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                                         Salomon  Salomon  Salomon
                                  Smith Barney Smith Barney Smith Barney Brothers Brothers Brothers
                                    Class A      Class B      Class C    Class A  Class B* Class C
                                  ------------ ------------ ------------ -------- -------- --------
Rule 12b-1 Distribution Plan Fees  $1,994,673    $226,691    $7,408,900  $28,521    $250   $84,081

--------
* For Salomon Brothers Class B shares, amount is for the period August 7, 2003 (inception date) to May 31, 2004.

For the year ended May 31, 2004, total Transfer Agency Service expenses were as follows:

                                                                                     Salomon  Salomon  Salomon
                                 Smith Barney Smith Barney Smith Barney Smith Barney Brothers Brothers Brothers
                                   Class A      Class B      Class C      Class Y    Class A  Class B* Class C
                                 ------------ ------------ ------------ ------------ -------- -------- --------
Transfer Agency Service Expenses   $532,718     $16,596      $384,361       $140      $5,722    $34     $1,793

--------
* For Salomon Brothers Class B shares, amount is for the period August 7, 2003 (inception date) to May 31, 2004.

For the year ended May 31, 2004, total Shareholder Communication expenses were as follows:

                                                                                       Salomon  Salomon  Salomon
                                   Smith Barney Smith Barney Smith Barney Smith Barney Brothers Brothers Brothers
                                     Class A      Class B      Class C      Class Y    Class A  Class B* Class C
                                   ------------ ------------ ------------ ------------ -------- -------- --------
Shareholder Communication Expenses   $12,443       $4,645      $56,318       $1,447    $29,082    $332   $38,401

--------
* For Salomon Brothers Class B shares, amount is for the period August 7, 2003 (inception date) to May 31, 2004.

            20 SB Adjustable Rate Income Fund | 2004 Annual Report

          Notes to Financial Statements
          (continued)

8. Shares of Beneficial Interest

At May 31, 2004, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Smith Barney Class B shares are available for purchase to certain investors in the Smith Barney 401(k) Program. In addition, Smith Barney Class B shares can be purchased through exchanges. Each share represents an identical interest in the Fund and has the same rights except that each class bears certain expenses specifically related to the distribution of its shares. Effective August 5, 2002, the Fund adopted the renaming of existing Class A shares as Class L shares and existing Class I shares were renamed as Class A shares. Effective April 4, 2003, the Fund adopted the renaming of existing Class A, B, L and Y shares as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L and Smith Barney Class Y shares, respectively. Effective April 29, 2004, the Fund renamed Smith Barney Class L shares and Salomon Brothers Class 2 shares as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

Transactions in shares of each class were as follows:

                                           Year Ended                      Year Ended
                                       May 31, 2004/(1)/          May 31, 2003/(2)(3)(4)/
                                 -----------------------------  ---------------------------
                                    Shares          Amount         Shares        Amount
                                 ------------  ---------------  -----------  --------------
Smith Barney Class A/(5)(6)/
  Shares sold...................   48,571,596  $   471,648,766  140,006,278  $1,371,402,791
  Shares issued on reinvestment.    1,260,272       12,219,098    1,673,978      16,399,645
  Shares reacquired............. (105,605,297)  (1,024,404,664) (72,691,318)   (711,861,965)
                                 ------------  ---------------  -----------  --------------
  Net Increase (Decrease).......  (55,773,429) $  (540,536,800)  68,988,938  $  675,940,471
                                 ============  ===============  ===========  ==============
Smith Barney Class B/(6)/
  Shares sold...................    1,516,063  $    14,565,199    4,630,433  $   44,992,944
  Shares issued on reinvestment.       40,518          389,153       62,929         611,088
  Shares reacquired.............   (2,922,278)     (28,091,314)  (1,985,871)    (19,283,390)
                                 ------------  ---------------  -----------  --------------
  Net Increase (Decrease).......   (1,365,697) $   (13,136,962)   2,707,491  $   26,320,642
                                 ============  ===============  ===========  ==============
Smith Barney Class C/(6)(7)(8)/
  Shares sold...................   39,433,127  $   381,505,799  154,208,613  $1,504,159,271
  Shares issued on reinvestment.    1,319,692       12,739,756    1,723,038      16,806,585
  Shares reacquired.............  (98,352,101)    (950,148,821) (69,110,809)   (673,997,166)
                                 ------------  ---------------  -----------  --------------
  Net Increase (Decrease).......  (57,599,282) $  (555,903,266)  86,820,842  $  846,968,690
                                 ============  ===============  ===========  ==============
Smith Barney Class Y/(6)/
  Shares sold...................   14,916,084  $   144,421,422   12,444,949  $  122,007,172
  Shares issued on reinvestment.      182,532        1,769,216      110,855       1,085,379
  Shares reacquired.............  (14,172,956)    (137,302,534)  (5,052,568)    (49,438,115)
                                 ------------  ---------------  -----------  --------------
  Net Increase..................      925,660  $     8,888,104    7,503,236  $   73,654,436
                                 ============  ===============  ===========  ==============
Salomon Brothers Class A
  Shares sold...................    4,473,892  $    43,364,624          204  $        1,993
  Shares issued on reinvestment.       23,014          222,861           --               4
  Shares reacquired.............     (482,916)      (4,676,130)          --              --
                                 ------------  ---------------  -----------  --------------
  Net Increase..................    4,013,990  $    38,911,355          204  $        1,997
                                 ============  ===============  ===========  ==============

            21 SB Adjustable Rate Income Fund | 2004 Annual Report

          Notes to Financial Statements
          (continued)

                                        Year Ended              Year Ended
                                     May 31, 2004/(1)/     May 31, 2003/(2)(3)(4)/
                                 ------------------------  ----------------------
                                   Shares       Amount      Shares      Amount
                                 ----------  ------------   -------   ----------
Salomon Brothers Class B
  Shares sold...................     15,467  $    148,154       --            --
  Shares issued on reinvestment.         45           435       --            --
  Shares reacquired.............     (1,746)      (16,777)      --            --
                                 ----------  ------------   -------   ----------
  Net Increase..................     13,766  $    131,812       --            --
                                 ==========  ============   =======   ==========
Salomon Brothers Class C/(8)/
  Shares sold...................  4,847,121  $ 46,810,713  197,020    $1,918,969
  Shares issued on reinvestment.     15,057       145,099      165         1,611
  Shares reacquired............. (1,407,113)  (13,573,563) (30,801)     (300,000)
                                 ----------  ------------   -------   ----------
  Net Increase..................  3,455,065  $ 33,382,249  166,384    $1,620,580
                                 ==========  ============   =======   ==========

--------
(1) For Salomon Brothers Class B shares, transactions are for the period August 7, 2003 (inception date) to May 31, 2004.
(2) For Smith Barney Class Y shares, transactions are for the period October 17, 2002 (inception date) to May 31, 2003.
(3) For Salomon Brothers Class A shares, transactions are for the period April 22, 2003 (inception date) to May 31, 2003.
(4) For Salomon Brothers Class C shares, transactions are for the period May 12, 2003 (inception date) to May 31, 2003.
(5) On August 5, 2002, Class I shares were renamed as Class A shares.
(6) On April 4, 2003, Class A, B, L and Y shares were renamed as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L and Smith Barney Class Y shares, respectively.
(7) On August 5, 2002, Class A shares were renamed as Class L shares.
(8) On April 29, 2004, Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

9. Capital Loss Carryforward

At May 31, 2004, the Fund had, for Federal income tax purposes, approximately $29,843,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on May 31 of the year indicated:

                       2005     2008     2009      2010       2011       2012
                     -------- -------- -------- ---------- ---------- -----------
Carryforward Amounts $856,000 $338,000 $341,000 $1,737,000 $9,455,000 $17,116,000

In addition, the Fund had $4,327,401 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

10. Income Tax Information and Distributions to Shareholders

At May 31, 2004, the tax basis components of distributable earnings were:

                  Undistributed ordinary income $    240,853
                                                ============
                  Accumulated capital losses... $(29,843,177)
                                                ============
                  Unrealized depreciation...... $ (4,080,387)
                                                ============

            22 SB Adjustable Rate Income Fund | 2004 Annual Report

          Notes to Financial Statements
          (continued)


The tax character of distributions paid during the years ended May 31, 2004 and 2003 was:

                                       2004        2003
                                    ----------- -----------
                    Ordinary income $35,277,503 $42,525,536
                    Capital........          --     925,278
                                    ----------- -----------
                    Total.......... $35,277,503 $43,450,814
                                    =========== ===========

11. Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund's Smith Barney Classes of shares. CTB did not provide services to the Fund's Salomon Brothers Classes of shares. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

12. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers (the "Funds"), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.


            23 SB Adjustable Rate Income Fund | 2004 Annual Report

          Financial Highlights


For a share of each class of beneficial interest outstanding throughout the year ended May 31, unless otherwise noted:

                                                          Salomon Brothers
                                                           Class A Shares
                                                     ---------------------------
                                                         2004(1)      2003(1)(2)
                                                     ---------------- ----------
Net Asset Value, Beginning of Year..................       $9.79        $9.77
                                                         -------        -----
Income (Loss) From Operations:
 Net investment income (3)..........................        0.13         0.02
 Net realized and unrealized gain (loss)............       (0.07)        0.02
                                                         -------        -----
Total Income From Operations........................        0.06         0.04
                                                         -------        -----
Less Distributions From:
 Net investment income..............................       (0.21)       (0.02)
 Capital............................................          --        (0.00)*
                                                         -------        -----
Total Distributions.................................       (0.21)       (0.02)
                                                         -------        -----
Net Asset Value, End of Year........................       $9.64        $9.79
                                                         =======        =====
Total Return (4)....................................        0.60%        0.42%++
Net Assets, End of Year (000s)......................     $38,712           $2
Ratios to Average Net Assets:
 Expenses (3).......................................        1.05%        0.81%+
 Net investment income..............................        1.33         1.72+
Portfolio Turnover Rate.............................          42%          15%

                                                     Salomon Brothers
                                                      Class B Shares
                                                     ----------------
                                                        2004(1)(5)
                                                     ----------------
Net Asset Value, Beginning of Period................       $9.61
                                                         -------
Income (Loss) From Operations:
 Net investment income (3)..........................        0.07
 Net realized and unrealized loss...................       (0.01)
                                                         -------
Total Income From Operations........................        0.06
                                                         -------
Less Distributions From:
 Net investment income..............................       (0.12)
                                                         -------
Total Distributions.................................       (0.12)
                                                         -------
Net Asset Value, End of Period......................       $9.55
                                                         =======
Total Return (4)....................................        0.67%++
Net Assets, End of Period (000s)....................        $131
Ratios to Average Net Assets:
 Expenses (3).......................................        1.55%+
 Net investment income..............................        0.94+
Portfolio Turnover Rate.............................          42%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period April 22, 2003 (inception date) to May 31, 2003.
(3) The Manager has reimbursed the Fund for $33,787 in expenses for the period ended May 31, 2004. If such expenses were not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                                                        Per Share Decreases      Expense Ratios Without
                                                       to Net Investment Income   Expense Reimbursements
                                                       ----------------------     --------------------
Salomon Brothers Class A............................           $0.02                      1.17%
Salomon Brothers Class B............................            0.07                      2.49+

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5) For the period August 7, 2003 (inception date) to May 31, 2004.
*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

            24 SB Adjustable Rate Income Fund | 2004 Annual Report

          Financial Highlights
          (continued)


For a share of each class of beneficial interest outstanding throughout the year ended May 31, unless otherwise noted:

                                                       Salomon Brothers
                                                      Class C Shares(1)
                                                     --------------------
                                                     2004(2)  2003(2)(3)
                                                     -------  ----------
Net Asset Value, Beginning of Year..................   $9.74     $9.74
                                                     -------    ------
Income (Loss) From Operations:
 Net investment income (4)..........................    0.08      0.01
 Net realized and unrealized gain (loss)............   (0.07)     0.00*
                                                     -------    ------
Total Income From Operations........................    0.01      0.01
                                                     -------    ------
Less Distributions From:
 Net investment income..............................   (0.15)    (0.01)
 Capital............................................      --     (0.00)*
                                                     -------    ------
Total Distributions.................................   (0.15)    (0.01)
                                                     =======    ======
Net Asset Value, End of Year........................   $9.60     $9.74
Total Return (5)....................................    0.15%     0.10%++
Net Assets, End of Year (000s)...................... $34,763    $1,621
Ratios to Average Net Assets:
 Expenses (4).......................................    1.55%     1.48%+
 Net investment income..............................    0.79      1.53+
Portfolio Turnover Rate.............................      42%       15%

--------
(1) Effective April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period May 12, 2003 (inception date) to May 31, 2003.
(4) The Manager has reimbursed the Fund for $33,787 in expenses for the period ended May 31, 2004. If such expenses were not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.72%, respectively.
(5) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

            25 SB Adjustable Rate Income Fund | 2004 Annual Report

          Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of the SB Adjustable Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SB Adjustable Rate Income Fund as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SB Adjustable Rate Income Fund as of May 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
July 19, 2004

            26 SB Adjustable Rate Income Fund | 2004 Annual Report

          Additional Information
          (unaudited)

Information about Trustees and Officers

The business and affairs of the SB Adjustable Rate Income Fund ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling the Fund's transfer agent (PFPC Global Fund Services at 1-800-446-1013).

                                                  Term of                                Number of
                                                  Office*                                Portfolios
                                                    and                                   in Fund
                                                 Length of                                Complex             Other
                           Position(s) Held with   Time       Principal Occupation(s)     Overseen      Board Memberships
Name, Address and Age              Fund           Served      During Past Five Years     by Trustee      Held by Trustee
---------------------      --------------------- --------- ----------------------------- ---------- -------------------------
Non-Interested Trustees:
Allan J. Bloostein                Trustee          Since   President Allan J. Bloostein      34     Taubman Centers, Inc.
27 West 67th Street                                1992    Associates, a consulting firm            (retail shopping centers)
New York, NY 10023
Age 74

Dwight B. Crane                   Trustee          Since   Professor, Harvard Business       49               None
Harvard Business School                            1992    School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Paolo M. Cucchi                   Trustee          Since   Vice President and Dean of         7               None
Drew University                                    2001    College of Liberal Arts at
108 Brothers College                                       Drew University
Madison, NJ 07940
Age 62

Robert A. Frankel                 Trustee          Since   Managing Partner of Robert A.     24               None
1961 Deergrass Way                                 1994    Frankel Management
Carlsbad, CA 92009                                         Consultants
Age 77

Paul Hardin                       Trustee          Since   Chancellor Emeritus and           34               None
12083 Morehead                                     2001    Professor of Law
Chapel Hill, NC 27514-8426                                 at the University
Age 72                                                     of North Carolina at Chapel
                                                           Hill

William R. Hutchinson             Trustee          Since   President, W.R. Hutchinson &      42     Director, Associated
535 N. Michigan                                    1995    Associates, Inc.; formerly               Bank and Associated
Suite 1012                                                 Group Vice President, Mergers            Banc-Corp.
Chicago, IL 60611                                          & Acquisitions BP Amoco p.l.c
Age 61

George M. Pavia                   Trustee          Since   Senior Partner of Pavia &          7               None
600 Madison Avenue                                 2001    Harcourt Attorneys
New York, NY 10022
Age 76

            27 SB Adjustable Rate Income Fund | 2004 Annual Report

          Additional Information
          (unaudited) (continued)

                                                    Term of                                   Number of
                                                    Office*                                   Portfolios
                                                      and                                      in Fund
                                                   Length of                                   Complex         Other
                             Position(s) Held with   Time        Principal Occupation(s)       Overseen  Board Memberships
Name, Address and Age                Fund           Served       During Past Five Years       by Trustee  Held by Trustee
---------------------        --------------------- --------- -------------------------------- ---------- -----------------
Interested Trustee:
R. Jay Gerken, CFA**           Chairman,             Since   Managing Director of Citigroup      221           None
Citigroup Asset                President             2002    Global Markets Inc. ("CGM");
Management ("CAM")             and Chief                     Chairman, President and Chief
399 Park Avenue, 4th Floor     Executive Officer             Executive Officer of Smith
New York, NY 10022                                           Barney Fund Management LLC
Age 53                                                       ("SBFM"), Travelers
                                                             Investment Adviser, Inc.
                                                             ("TIA") and Citi Fund
                                                             Management Inc. ("CFM");
                                                             President and Chief Executive
                                                             Officer of certain mutual funds
                                                             associated with Citigroup Inc.
                                                             ("Citigroup"); Formerly
                                                             Portfolio Manager of Smith
                                                             Barney Allocation Series Inc.
                                                             (from 1996 to 2001) and Smith
                                                             Barney Growth and Income
                                                             Fund (from 1996 to 2000)

Officers:
Andrew B. Shoup                Senior Vice           Since   Director of CAM; Senior Vice        N/A           N/A
CAM                            President and         2003    President and Chief
125 Broad Street, 11th Floor   Chief                         Administrative Officer of
New York, NY 10004             Administrative                mutual funds associated with
Age 47                         Officer                       Citigroup; Chief Financial
                                                             Officer and Treasurer of certain
                                                             mutual funds associated with
                                                             Citigroup; Head of
                                                             International Funds
                                                             Administration of CAM (from
                                                             2001 to 2003); Director of
                                                             Global Funds Administration
                                                             of CAM (from 2000 to 2001);
                                                             Head of U.S. Citibank Funds
                                                             Administration of CAM (from
                                                             1998 to 2000)

Robert J. Brault               Chief Financial       Since   Director of CGM; Chief              N/A           N/A
CAM                            Officer and           2004    Financial Officer and Treasurer
125 Broad Street, 11th Floor   Treasurer                     of certain mutual funds
New York, NY 10004                                           associated with Citigroup;
Age 38                                                       Director of Internal Control for
                                                             CAM U.S. Mutual Fund
                                                             Administration (from 2002 to
                                                             2004); Director of Project
                                                             Management & Information
                                                             Systems for CAM U.S. Mutual
                                                             Fund Administration (from
                                                             2000 to 2002); Vice President
                                                             of Mutual Fund Administration
                                                             at Investors Capital Services
                                                             (from 1999 to 2000)

            28 SB Adjustable Rate Income Fund | 2004 Annual Report

          Additional Information
          (unaudited) (continued)

                                                    Term of                                  Number of
                                                    Office*                                  Portfolios
                                                      and                                     in Fund
                                                   Length of                                  Complex         Other
                             Position(s) Held with   Time        Principal Occupation(s)      Overseen  Board Memberships
Name, Address and Age                Fund           Served       During Past Five Years      by Trustee  Held by Trustee
---------------------        --------------------- --------- ------------------------------- ---------- -----------------
David A. Torchia                Vice President       Since   Managing Director of CGM           N/A            N/A
CAM                             and Investment       2002
399 Park Avenue, 4th Floor      Officer
New York, NY 10022
Age 44

Theresa M. Veres                Vice President       Since   Director of CGM                    N/A            N/A
CAM                             and Investment       2002
399 Park Avenue, 4th Floor      Officer
New York, NY 10022
Age 38

Andrew Beagley                  Chief Anti-          Since   Director of CGM (since 2000);      N/A            N/A
CAM                             Money                2002    Director of Compliance, North
399 Park Avenue, 4th Floor      Laundering                   America, CAM (since 2000);
New York, NY 10022              Compliance                   Chief Anti-Money Laundering
Age 41                          Officer                      Compliance Officer and Vice
                                                             President of certain mutual
                                                             funds associated with
                                                             Citigroup; Director of
                                                             Compliance, Europe, the
                                                             Middle East and Africa, CAM
                                                             (from 1999 to 2000);
                                                             Compliance Officer, Salomon
                                                             Brothers Asset Management
                                                             Limited, Smith Barney Global
                                                             Capital Management Inc.,
                                                             Salomon Brothers Asset
                                                             Management Asia Pacific
                                                             Limited (from 1997 to 1999)

Kaprel Ozsolak                  Controller           Since   Vice President of CGM;             N/A            N/A
CAM                                                  2002    Controller of certain mutual
125 Broad Street, 11th Floor                                 funds associated with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel               Secretary and        Since   Managing Director and              N/A            N/A
CAM                             Chief Legal          2003    General Counsel of Global
300 First Stamford Place        Officer                      Mutual Funds for CAM and its
4th Floor                                                    predecessor (since 1994);
Stamford, CT 06902                                           Secretary of CFM (from 2001
Age 48                                                       to 2004); Secretary and Chief
                                                             Legal Officer of mutual funds
                                                             associated with Citigroup

--------
 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

            29 SB Adjustable Rate Income Fund | 2004 Annual Report

          Tax Information
          (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2004:

   . A total of 0.42% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

            30 SB Adjustable Rate Income Fund | 2004 Annual Report

          SB Adjustable Rate Income Fund


Trustees

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, CFA
    Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

Officers

R. Jay Gerken, CFA
    President and Chief Executive Officer
Andrew B. Shoup
    Senior Vice President and Chief Administrative Officer
Robert J. Brault
    Chief Financial Officer and Treasurer
David A. Torchia
    Vice President and Investment Officer
Theresa M. Veres
    Vice President and Investment Officer
Andrew Beagley
    Chief Anti-Money Laundering Compliance Officer
Kaprel Ozsolak
    Controller
Robert I. Frenkel
    Secretary and Chief Legal Officer

Investment Adviser and Administrator

    Smith Barney Fund Management LLC

Distributor

    Citigroup Global Markets Inc.

Custodian

    State Street Bank and Trust Company

Transfer Agent

    PFPC Inc.
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

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This report is submitted for the general information of the shareholders of SB
Adjustable Rate Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

THIS DOCUMENT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

(C)2004 Citigroup Global Markets Inc.
Member NASD, SIPC

SB ADJUSTABLE RATE INCOME FUND
125 Broad Street
10th Floor, MF-2
New York, New York 10004

WWW.SBAM.COM

FD02800 7/04
04-6912
[LOGO] SALOMON
       BROTHERS
       Asset Management

ITEM 2.         CODE OF ETHICS.

                The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                (a) Audit Fees for the SB Adjustable Rate Income Fund were $42,000 and $41,000 for the years ended 5/31/04 and 5/31/03.

                (b) Audit-Related Fees for the SB Adjustable Rate Income Fund were $0 and $3,500 for the years ended 5/31/04 and 5/31/03.

                (c) Tax Fees for SB Adjustable Rate Income Fund were $2,600 and $2,400 for the years ended 5/31/04 and 5/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to SB Adjustable Rate Income Fund.

                (d) All Other Fees for SB Adjustable Rate Income Fund were $0 and $0 for the years ended 5/31/04 and 5/31/03.

                (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                      The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (f)  N/A

          (g) Non-audit fees billed by the Accountant for services rendered to SB Adjustable Rate Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to SB Adjustable Rate Income Fund were $0 and $0 for the years ended 5/31/04 and 5/31/03.

          (h) Yes. The SB Adjustable Rate Income Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the SB Adjustable Rate Income Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

               Not applicable.

ITEM 6.         [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

                (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

                (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.        EXHIBITS.

                (a)     Code of Ethics attached hereto.

                Exhibit 99.CODE ETH

                (b)     Attached hereto.

                Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SB Adjustable Rate Income Fund


By:     /s/ R. Jay Gerken
        -------------------------------
        (R. Jay Gerken)
        Chief Executive Officer of
        SB Adjustable Rate Income Fund

Date:   August 9, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        -------------------------------
        (R. Jay Gerken)
        Chief Executive Officer of
        SB Adjustable Rate Income Fund

Date:   August 9, 2004


By:     /s/ Andrew B. Shoup
        -------------------------------
        (Andrew B. Shoup)
        Chief Administrative Officer of
        SB Adjustable Rate Income Fund

Date:   August 9, 2004